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                              RYDER FUNDING II LP,
                                 as Transferor,

                                       and

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                                as Owner Trustee

                        ---------------------------------

                           AMENDED AND RESTATED TRUST
                                    AGREEMENT

                          Dated as of February 1, 2001

                        ---------------------------------












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


                                TABLE OF CONTENTS

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                                                    ARTICLE ONE
                                                    DEFINITIONS

Section 1.01.     Capitalized Terms.........................................................................      1
Section 1.02.     Interpretive Provisions...................................................................     10

                                                    ARTICLE TWO
                                                   ORGANIZATION

Section 2.01.     Name and Status...........................................................................     11
Section 2.02.     Office....................................................................................     11
Section 2.03.     Purposes and Powers.......................................................................     11
Section 2.04.     Appointment of Owner Trustee..............................................................     12
Section 2.05.     Initial Capital Contribution of Owner Trust Estate........................................     12
Section 2.06.     Declaration of Trust......................................................................     12
Section 2.07.     Liability of the Transferor...............................................................     13
Section 2.08.     Title to Trust Property...................................................................     13
Section 2.09.     Situs of Issuer...........................................................................     13
Section 2.10.     Representations and Warranties of the Transferor..........................................     14

                                                    ARTICLE THREE
                            TRUST CERTIFICATES, SUBORDINATED NOTES AND TRANSFER OF INTERESTS

Section 3.01.     Initial Ownership.........................................................................     16
Section 3.02.     The Trust Certificates and the Subordinated Notes.........................................     16
Section 3.03.     Authentication and Delivery of Trust Certificates and Subordinated Notes..................     17
Section 3.04.     Registration of Transfer and Exchange.....................................................     17
Section 3.05.     Mutilated, Destroyed, Lost or Stolen Trust Certificates or Subordinated Notes.............     21
Section 3.06.     Persons Deemed Trust Certificateholders or Subordinated Noteholder........................     21
Section 3.07.     Access to List of Trust Certificateholders' Names and Addresses...........................     21
Section 3.08.     Maintenance of Office or Agency...........................................................     22
Section 3.09.     Appointment of Paying Agent...............................................................     22
Section 3.10.     Ownership of Transferor Trust Certificate and Subordinated Notes..........................     22
Section 3.11.     Trust Certificates held by Issuer, Transferor or their Affiliates.........................     23

                                                    ARTICLE FOUR
                                              ACTIONS BY OWNER TRUSTEE

Section 4.01.     Prior Notice to Trust Certificateholders with Respect to Certain Matters..................     24
Section 4.02.     Action by Trust Certificateholders with Respect to Certain Matters........................     24
Section 4.03.     Action by Owner Trustee with Respect to Bankruptcy........................................     25
Section 4.04.     Restrictions on Trust Certificateholders' Power...........................................     25
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
Section 4.05.     Majority Control..........................................................................     25

                                                   ARTICLE FIVE
                                    APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01.     Establishment of Certificate Distribution Account and Reserve Fund........................     26
Section 5.02.     Application of Trust Funds................................................................     27
Section 5.03.     Method of Payment.........................................................................     30
Section 5.04.     Accounting and Reports....................................................................     30

                                                   ARTICLE SIX
                                       AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01.     General Authority.........................................................................     31
Section 6.02.     General Duties............................................................................     31
Section 6.03.     Action Upon Instruction...................................................................     31
Section 6.04.     No Duties Except as Specified.............................................................     32
Section 6.05.     No Action Unless Specifically Authorized..................................................     33
Section 6.06.     Restrictions..............................................................................     33

                                                  ARTICLE SEVEN
                                          CONCERNING THE OWNER TRUSTEE

Section 7.01.     Acceptance of Trusts and Duties...........................................................     34
Section 7.02.     Furnishing of Documents...................................................................     35
Section 7.03.     Representations and Warranties............................................................     35
Section 7.04.     Reliance; Advice of Counsel...............................................................     36
Section 7.05.     Not Acting in Individual Capacity.........................................................     36
Section 7.06.     Owner Trustee Not Liable for Trust Certificates or Subordinated Notes.....................     36
Section 7.07.     Owner Trustee May Own Trust Certificates and Notes........................................     37

                                                  ARTICLE EIGHT
                                         COMPENSATION OF OWNER TRUSTEE

Section 8.01.     Owner Trustee's Compensation and Indemnification..........................................     38

                                                  ARTICLE NINE
                                         TERMINATION OF TRUST AGREEMENT

Section 9.01.     Termination of Trust Agreement............................................................     39
Section 9.02.     Dissolution upon Bankruptcy of the Transferor.............................................     40
Section 9.03.     Purchase of the 99% 2001-A Vehicle SUBI Certificate; Redemption of the Subordinated
                  Notes; Repayment of the Trust Certificates................................................     40

                                                  ARTICLE TEN
                            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.01.    Eligibility Requirements for Owner Trustee................................................     42
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
Section 10.02.    Resignation or Removal of Owner Trustee...................................................     42
Section 10.03.    Successor Owner Trustee...................................................................     43
Section 10.04.    Merger or Consolidation of Owner Trustee..................................................     43
Section 10.05.    Appointment of Co-Trustee or Separate Trustee.............................................     43

                                                   ARTICLE ELEVEN
                                                     TAX MATTERS

Section 11.01.    Tax and Accounting Characterization.......................................................     45
Section 11.02.    Signature on Returns; Tax Matters Partner.................................................     45
Section 11.03.    Tax Reporting.............................................................................     46

                                                   ARTICLE TWELVE
                                                   MISCELLANEOUS

Section 12.01.    Amendments................................................................................     47
Section 12.02.    No Legal Title to Owner Trust Estate......................................................     48
Section 12.03.    Limitations on Rights of Others...........................................................     48
Section 12.04.    Notices...................................................................................     49
Section 12.05.    Severability..............................................................................     49
Section 12.06.    Counterparts..............................................................................     49
Section 12.07.    Successors and Assigns....................................................................     49
Section 12.08.    No Petition...............................................................................     49
Section 12.09.    No Recourse...............................................................................     50
Section 12.10.    Headings..................................................................................     50
Section 12.11.    Governing Law.............................................................................     50
Section 12.12.    Trust Certificates Nonassessable and Fully Paid...........................................     50

                                                      EXHIBITS

Exhibit A  -  Form of Trust Certificate.....................................................................   A-1
Exhibit B  -  Form of Subordinated Note.....................................................................   B-1
Exhibit C  -  Form of Rule 144A Certificate.................................................................   C-1
Exhibit D  -  Form of Investment Letter ....................................................................   D-1
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




                      AMENDED AND RESTATED TRUST AGREEMENT

         This Amended and Restated Trust Agreement, dated as of February 1,
2001, is between Ryder Funding II LP, a Delaware limited partnership, as transferor (the "Transferor"), and Chase Manhattan Bank USA, National
Association, a national banking association, as trustee (the "Owner Trustee").

         WHEREAS, the parties hereto entered into that certain initial trust agreement dated as of December 19, 2000 (the "Initial Trust Agreement") pursuant to which the Ryder Vehicle Lease Trust 2001-A was created; and

         WHEREAS, the parties hereto are entering into this Agreement pursuant to which, among other things, the Initial Trust Agreement will be amended and restated and $_____________ aggregate principal amount of ____% Asset Backed
Certificates and $_____________ aggregate principal amount of ____% Asset Backed
Subordinated Notes will be issued.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         Section 1.01. Capitalized Terms. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the SUBI Trust
Agreement, the Administration Agreement or the Indenture, as the case may be.
Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

         "Accrual Period" has the meaning set forth in the Indenture.

         "Adjusted Fair Market Value" means with respect to any item constituting part of the Owner Trust Estate, the greater of (i) the fair market value of such asset or (ii) the amount of any non-recourse indebtedness to which such asset is subject within the meaning of Section 7701(g) of the Code.

         "Administration Agreement" means the Basic Administration Agreement, as supplemented by the 2001-A administration supplement, dated as of February 1, 2001, among the parties to the Basic Administration Agreement, as amended or supplemented from time to time.

         "Administration Fee" has the meaning set forth in the Administration
Agreement.

         "Administrative Agent" means Ryder, as Administrative Agent under the
Administration Agreement, and its successors.



         "Administrative Agent Default" has the meaning set forth in the Administration Agreement.

         "Administrator" means Ryder, as Administrator under the Issuer Administration Agreement, and its successors in such capacity.

         "Advance" has the meaning set forth in the Administration Agreement.

         "Affiliate" has the meaning set forth in the Origination Trust
Agreement

         "Agreement" means this Amended and Restated Trust Agreement, as amended or supplemented from time to time.

         "Authenticating Agent" means any Person authorized by the Owner Trustee to act on behalf of the Owner Trustee to authenticate and deliver the Trust Certificates and the Subordinated Notes.

         "Available Funds" has the meaning set forth in the Indenture.

         "Back-up Security Agreement" has the meaning set forth in the Indenture.

         "Basic Administration Agreement" means that certain administration agreement, dated as of February 1, 1998, among Ryder Truck Rental I LP and Ryder Truck Rental II LP, each as UTI Beneficiaries, the Origination Trust, Ryder, as Administrative Agent, and Ryder, as Maintenance Provider, as amended from time to time.

         "Basic Documents" has the meaning set forth in the SUBI Trust
Agreement.

         "Benefit Plan" means (i) an employee benefit plan, as defined in
Section 3(3) of ERISA, that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101) or (v) a person investing "plan assets" of any such plan (including, for purposes of this clause, any insurance company general account but excluding any entity registered under the Investment Company Act).

         "Business Day" has the meaning set forth in the Indenture.

         "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C.ss.3801 et seq., as the same may be amended from time to time.

         "Capital Contribution" means the amount of cash or the Gross Asset Value of property contributed to the Issuer by any Trust Certificateholder. Upon initial sale of the Trust Certificates, the Capital Contribution of each Trust Certificateholder (other than the Transferor) shall equal the amount paid by such Trust Certificateholder for its Trust Certificates.

         "Certificate Balance" means, as of any date, the aggregate principal amount of the Trust Certificates as of such date.

         "Certificate Distribution Account" means the account established pursuant to Section 5.01(a).

         "Certificate Factor" means, with respect to the Trust Certificates on any Payment Date, the seven digit decimal equivalent of a fraction the numerator of which is the Certificate Balance on such Payment Date (after giving effect to any payment of principal on such Payment Date) and the denominator of which is the Certificate Balance on the Closing Date.

         "Certificate Rate" means ____% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "Certificate Register" and "Certificate Registrar" means the register mentioned in and the registrar appointed pursuant to Section 3.04.

         "Certificate of Trust" means the Certificate of Trust filed for the Issuer pursuant to Section 3810(a) of the Business Trust Statute.

         "Closing Date" has the meaning set forth in the Indenture.

         "Code" has the meaning set forth in the Origination Trust Agreement.

         "Collection Period" has the meaning set forth in the Administration Agreement.

         "Control Agreement" means that certain control agreement, dated as of February 1, 2001, among the Transferor, the Issuer, the Indenture Trustee and U.S. Bank National Association, as securities intermediary, as amended or supplemented from time to time.

         "Cutoff Date" means February 1, 2001 as of the opening of business.

         "Depreciation" means, for each fiscal or other period, an amount equal to the depreciation, amortization or other cost recovery deductions allowable with respect to an asset for such fiscal or other period under the Code, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such fiscal or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such fiscal or other period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value or any reasonable method selected by the Transferor.

         "Distribution Account" means either the Note Distribution Account or the Certificate Distribution Account, as the context may require.

         "Distribution Statement" has the meaning set forth in Section 5.02(c).

         "Eligible Account" has the meaning set forth in the Indenture.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Expenses" means all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever.

         "Grantor" has the meaning set forth in the Origination Trust Agreement.

         "Gross Asset Value" means, with respect to any asset, such asset's adjusted basis for federal income tax purposes except as follows:

              (i) the initial Gross Asset Value of any asset contributed by a Trust Certificateholder to the Issuer shall be the gross fair market value of such asset at the time of contribution, as determined by the contributing Trust Certificateholder and the Transferor;

              (ii) the Gross Asset Values of all Issuer assets shall be adjusted to equal their respective Adjusted Fair Market Values, as reasonably determined by the Transferor as of the liquidation of the Issuer within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations;

              (iii) if the Gross Asset Value of an asset has been determined or adjusted pursuant to clause (i), (ii) or (iv) of this definition, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing income, gain, loss and deduction to be allocated to the Capital Accounts of the Trust Certificateholders and the Transferor; and

              (iv) for purposes of allocating Gross Asset Values with respect to Issuer assets, the Transferor shall make such allocation in accordance with the respective Adjusted Fair Market Values of such assets, and such allocations shall be effective for all purposes under this Agreement.

         "Holder" has the meaning set forth in the Origination Trust Agreement.

         "Indemnified Parties" has the meaning set forth in Section 8.01(a).

         "Indenture" means that certain indenture, dated as of February 1, 2001, between the Issuer and U.S. Bank National Association, as Indenture Trustee, as amended or supplemented from time to time.

         "Indenture Trustee" means U.S. Bank National Association, as Indenture Trustee under the Indenture, and its successors.

         "Initial Deposit" means the Transferor's deposit to the reserve fund, on or before the Closing Date, of $______________.

          "Initial Purchaser" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial purchaser pursuant to the Purchase Agreement.

         "Initial Securities Balance" means the initial principal amount of the Securities.

         "Interest" means, as of any date, the ownership interest of a Trust Certificateholder (including the Transferor as holder of the Transferor Trust Certificate) in the Issuer as of such date, including the right of such Trust Certificateholder to any and all benefits to which such Trust Certificateholder may be entitled as provided in this Agreement, together with the obligations of such Trust Certificateholder to comply with all the terms and provisions of this Agreement.

         "Investment Company Act" means the Investment Company Act of 1940, as amended.

         "Issuer" means the Ryder Vehicle Lease Trust 2001-A, and its successors.

         "Issuer Administration Agreement" means that certain issuer administration agreement, dated as of February 1, 2001, among the Issuer, the Indenture Trustee, the Transferor and the Administrator, as amended or supplemented from time to time.

         "Issuer SUBI Certificate Transfer Agreement" means that certain issuer SUBI certificate transfer agreement, dated as of February 1, 2001, between the Transferor and the Issuer, as amended or supplemented from time to time.

         "Lien" has the meaning set forth in the Origination Trust Agreement.

         "Note" means either a Senior Note or a Subordinated Note, as the context may require.

         "Note Distribution Account" has the meaning set forth in the Indenture.

         "Note Factor" has the meaning set forth in the Indenture.

         "Noteholder" means a Senior Noteholder or the Subordinated Noteholder, as the context may require.

         "Offered Securities" means the Senior Notes and the Trust Certificates (other than the Transferor Trust Certificate).

         "Offering Circular" means the Offering Circular, dated February __, 2001, relating to the offering of the Trust Certificates, as amended or supplemented from time to time.

         "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Agreement, be employees of or counsel to the Transferor, the Administrator or any of their respective Affiliates, and which opinions shall be addressed to, and in form and substance satisfactory to, the Owner Trustee.

         "Optimal Principal Distribution Amount" has the meaning set forth in the Indenture.

         "Optional Purchase" has the meaning set forth in Section 9.03(a).

         "Optional Purchase Price" has the meaning set forth in Section 9.03(a).

         "Origination Trust" means Ryder Truck Rental LT.

         "Origination Trust Agreement" means that certain second amended and restated trust agreement, dated as of February 1, 1998, among Ryder Truck Rental I LP and Ryder Truck Rental II LP, each as Grantors and UTI Beneficiaries, RTRT, Inc., as trustee, Delaware Trust Capital Management, Inc., as Delaware trustee, and U.S. Bank National Association, as trust agent, as amended from time to time.

         "Origination Trustee" means RTRT, Inc., in its capacity as trustee of the Origination Trust, or any successor thereto in such capacity.

         "Other SUBI" has the meaning set forth in the Origination Trust Agreement.

         "Outstanding Subordinated Notes" means, with respect to the Subordinated Notes, as of any date, all Subordinated Notes theretofore authenticated and delivered under this Agreement except (i) Subordinated Notes theretofore canceled or delivered for cancellation pursuant to this Agreement;
(ii) Subordinated Notes or portions thereof for whose payment or redemption cash in the necessary amount has been theretofore irrevocably deposited with the Owner Trustee or any Paying Agent in trust for the holders of such Subordinated Notes; and (iii) Subordinated Notes in exchange for or in lieu of which other Subordinated Notes have been authenticated and delivered pursuant to this Agreement unless proof satisfactory to the Owner Trustee is presented that any such Subordinated Notes are held by a bona fide purchaser.

         "Owner Corporate Trust Office" means the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 1201 Market Street, Wilmington, Delaware 19801-1167; or at such other address as the Owner Trustee may designate from time to time by notice to the Trust Certificateholders and the Indenture Trustee, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee shall notify the Trust Certificateholders and the Indenture Trustee).

         "Owner Trust Estate" means the property of the Issuer, consisting of
(i) the 99% 2001-A Vehicle SUBI Certificate (transferred pursuant to the Issuer SUBI Certificate Transfer Agreement), evidencing a 99% beneficial interest in the assets allocated to the 2001-A Vehicle SUBI, including the right to payments thereunder from certain Sales Proceeds on deposit in the SUBI Collection Account and the Residual Value Surplus Account and investment earnings, net of losses and investment expenses, on amounts on deposit in the SUBI Collection Account and the Residual Value Surplus Account; (ii) the rights of the Issuer under the Program Operating Lease; (iii) the rights of the Issuer as secured party under the Back-up Security Agreement; (iv) the rights of the Issuer as pledgee of the 99% 2001-A Lease SUBI Certificate; (v) the rights of the Issuer to the funds on deposit from time to time in the Note Distribution Account and any other account or accounts established pursuant to the Indenture and all cash, investment property and other property from time to time deposited or credited thereto;
(vi) the rights of the Transferor, as transferee, under the SUBI Certificate Transfer Agreement; (vii) the rights of the Issuer, as transferee, under the Issuer SUBI Certificate Transfer Agreement; (viii) the rights of the Issuer as a third-party beneficiary under the Administration Agreement, including rights to certain Advances, and the SUBI Trust Agreement; (ix) the security interest of the Issuer in the Subordinated Notes and the Reserve Fund (including investment earnings, net of losses and investment expenses, on amounts on deposit therein); and (x) all proceeds of the foregoing.

         "Owner Trustee" has the meaning set forth in the preamble.

         "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 3.09, and shall initially be The Chase Manhattan Bank, a New York banking corporation.

         "Payment Date" has the meaning set forth in the SUBI Trust Agreement.

         "Payment Date Advance Reimbursement" has the meaning set forth in the Administration Agreement.

         "Payment Date Certificate" has the meaning set forth in the Indenture.

         "Permitted Investment" has the meaning set forth in the Origination Trust Agreement.

         "Person" has the meaning set forth in the Origination Trust Agreement.

         "Principal Carryover Shortfall" has the meaning set forth in the Indenture.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Program Operating Lease" means that certain program operating lease, dated as of February 1, 2001, between the Issuer and the Transferor, as amended or supplemented from time to time.

         "Purchase Agreement" means that certain purchase agreement, dated February ___, 2001, between the Initial Purchaser and the Transferor.

         "Qualified Institutional Buyer" has the meaning ascribed thereto in Rule 144A.

         "Rating Agency" has the meaning set forth in the SUBI Trust Agreement.

         "Rating Agency Condition" has the meaning set forth in the Indenture.

         "Rating Event" has the meaning set forth in the Indenture.

         "Record Date" means, with respect to any Payment Date, the close of business on the Business Day immediately preceding such Payment Date.

         "Repayment Price" means an amount equal to the unpaid principal amount of the Trust Certificates plus accrued and unpaid interest thereon at the Certificate Rate to but excluding the related Payment Date.

         "Reserve Fund" means the account established pursuant to Section
5.01(b).

         "Reserve Fund Deposit Amount" has the meaning set forth in the Indenture.

         "Reserve Fund Draw Amount" has the meaning set forth in the Indenture.

         "Reserve Fund Property" means the Reserve Fund and all cash, investment property and other property from time to time deposited or credited to the Reserve Fund and all proceeds thereof, including the Initial Deposit and all payments of interest on and principal of the Subordinated Notes.

         "Reserve Fund Requirement" has the meaning set forth in the Indenture.

         "Residual Value Loss" has the meaning set forth in the Administration Agreement.

         "Residual Value Surplus Account" has the meaning set forth in the SUBI Trust Agreement.

         "Rule 144A" means Rule 144A under the Securities Act.

         "Rule 144A Information" means information requested of the Transferor, in connection with the proposed transfer of a Trust Certificate, to satisfy the requirements of paragraph (d)(4) of Rule 144A.

         "Ryder" means Ryder Truck Rental, Inc., a Florida corporation, and its successors.

         "Secretary of State" means the Secretary of State of the State of Delaware, and its successors.

         "Secured Obligations" has the meaning set forth in Section 5.02(f).

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities" means the Notes and the Trust Certificates.

         "Securities Balance" means, as of any date, the unpaid principal amount of the Securities as of such date.

         "Securitization Value" has the meaning set forth in the Administration Agreement.

         "Security" means either a Note or a Trust Certificate, as the context may require.

         "Securityholder" means each registered holder of a Security.

         "Senior Note" has the meaning set forth in the Indenture.

         "Senior Note Outstanding Amount" has the meaning set forth in the Indenture.

         "Senior Noteholder" has the meaning set forth in the Indenture.

         "Special Event Purchase" has the meaning set forth in the Administration Agreement.

         "SUBI" has the meaning set forth in the Origination Trust Agreement

         "SUBI Certificate Transfer Agreement" means the SUBI certificate transfer agreement, dated as of February 1, 2001, between RTR I LP, as transferor, and the Transferor, as transferee, as amended or supplemented from time to time.

         "SUBI Certificates" has the meaning set forth in the SUBI Trust Agreement.

         "SUBI Collection Account" has the meaning set forth in the Origination Trust Agreement.

          "SUBI Collections" has the meaning set forth in the Administration Agreement.

         "SUBI Trust Agreement" means the Origination Trust Agreement as supplemented by the Origination Trust Supplement, dated as of February 1, 2001, among the parties to the Origination Trust Agreement, as amended from time to time.

         "Subordinated Note Factor" means, with respect to the Subordinated Notes on any Payment Date, the seven digit decimal equivalent of a fraction the numerator of which is the Subordinated Note Outstanding Amount on such Payment Date (after giving effect to any payment of principal on such Payment Date) and the denominator of which is the Subordinated Note Outstanding Amount on the Closing Date.

         "Subordinated Note Outstanding Amount" means, as of any date, the aggregate principal amount of all Outstanding Subordinated Notes as of such date.

          "Subordinated Note Rate" means ____% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "Subordinated Note Redemption Price" means an amount equal to the unpaid principal amount of the Subordinated Notes redeemed plus accrued and unpaid interest thereon at the Subordinated Note Rate to but excluding the related Payment Date.

         "Subordinated Noteholder" means the Transferor, as registered holder of the Subordinated Notes.

         "Subordinated Notes" means the ____% Subordinated Notes issued pursuant to this Agreement, substantially in the form of Exhibit B.

         "Transferor" has the meaning set forth in the preamble.

         "Transferor Trust Certificate" means the Trust Certificate issued to the Transferor representing at least 1% of the Certificate Balance.

         "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trust Certificateholder" means the Person in whose name a Trust Certificate is registered on the Certificate Register.

         "Trust Certificates" means the ____% Asset Backed Certificates issued pursuant to this Agreement, substantially in the form of Exhibit A.

         "2001-A Lease" has the meaning set forth in the SUBI Trust Agreement.

         "2001-A Lease SUBI" has the meaning set forth in the SUBI Trust Agreement.

         "2001-A Lease SUBI Certificate" has the meaning set forth in the SUBI Trust Agreement.

         "2001-A SUBI Assets" has the meaning set forth in the SUBI Trust Agreement.

         "2001-A SUBI Certificates" has the meaning set forth in the SUBI Trust Agreement.

         "2001-A Vehicle" has the meaning set forth in the SUBI Trust Agreement.

         "2001-A Vehicle SUBI" has the meaning set forth in the SUBI Trust Agreement.

         "2001-A Vehicle SUBI Certificate" has the meaning set forth in the SUBI Trust Agreement.

         "UCC" has the meaning set forth in the Origination Trust Agreement.

         "UTI" has the meaning set forth in the Origination Trust Agreement.

         "UTI Beneficiary" has the meaning set forth in the Origination Trust Agreement.

         Section 1.02. Interpretive Provisions.

         (a) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular,
(ii) references to words such as "herein," "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, article or section within this Agreement, (iii) references to a section such as "Section 1.01" or an Article such as "Article Eleven" shall refer to the applicable Section or Article of this Agreement, (iv) the term "include" and all variations thereof shall mean "include without limitation", (v) the term "or" shall include "and/or" and (vi) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                                  ARTICLE TWO

                                  ORGANIZATION

         Section 2.01. Name and Status. The trust created hereby shall be known as "Ryder Vehicle Lease Trust 2001-A," in which name the Issuer may engage in activities as permitted by the Basic Documents, make and execute contracts and other instruments and sue and be sued, to the extent provided herein. It is the intention of the parties hereto that the Issuer shall be a business trust under the Business Trust Statute, and that this Agreement shall constitute the governing instrument of that business trust.

         Section 2.02. Office. The chief executive office and principal place of business of the Issuer shall be in care of the Owner Trustee, initially at the Owner Corporate Trust Office and thereafter at such other address as the Owner Trustee may designate by written notice to the Trust Certificateholders and the Transferor.

         Section 2.03. Purposes and Powers.

         (a) The purposes of the Issuer are: (i) at the direction of the Trust Certificateholders, to take assignments and conveyances of certain assets from time to time, to hold such assets in trust and to collect and disburse the periodic income therefrom for the benefit of the Trust Certificateholders, (ii) to engage in any of the other activities described or authorized in this Agreement, any supplement or any amendment hereto or thereto and (iii) to engage in any and all activities that are necessary or appropriate to accomplish the foregoing or that are incidental thereto or connected therewith. The Trust shall not be employed for any purpose except as duly authorized in accordance with the provisions of this Agreement.

         (b) The initial sole purpose of the Issuer is to conserve the Owner Trust Estate and collect and disburse the periodic income therefrom for the use and benefit of the Trust Certificateholders, and in furtherance of such purpose to engage in the following ministerial activities:

              (i) to issue the Senior Notes pursuant to the Indenture and the Subordinated Notes and the Trust Certificates pursuant to this Agreement and to sell the Notes and the Trust Certificates upon the written order of the Transferor;

              (ii) to acquire the 99% 2001-A Vehicle SUBI Certificate from the Transferor and the other property of the Owner Trust Estate, using the proceeds from the sale of the Offered Securities to third party investors and from the issuance of the Subordinated Notes and the Transferor Trust Certificate to the Transferor;

              (iii) subject to the Lien of the Indenture, to lease the 99% 2001-A Vehicle SUBI Certificate to the Transferor pursuant to the Program Operating Lease and as security therefor to obtain the pledge of the 99% 2001-A Lease SUBI Certificate from the Transferor;

              (iv) to pay interest on and principal of the Securities;

              (v) to assign, grant, transfer, pledge mortgage and convey the Owner Trust Estate pursuant to the Indenture to the Indenture Trustee as security for the Senior Notes and to hold, manage and distribute to the Subordinated Noteholder and the Trust Certificateholders pursuant to the terms of this Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Issuer pursuant to, the Indenture;

              (vi) to enter into and perform its obligations under the Basic Documents to which the Issuer is a party;

              (vii) to engage in other transactions, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or that are incidental thereto or connected therewith; and

              (viii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Trust Certificateholders and the Noteholders.

         (c) The Issuer shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

         Section 2.04. Appointment of Owner Trustee. The Transferor hereby appoints the Owner Trustee as trustee of the Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Owner Trustee hereby accepts such appointment.

         Section 2.05. Initial Capital Contribution of Owner Trust Estate. The Transferor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1.00. The Owner Trustee hereby acknowledges receipt in trust from the Transferor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Transferor shall pay organizational expenses of the Issuer as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the sole purpose of conserving the Owner Trust Estate and collecting and disbursing the periodic income therefrom for the use and benefit of the Trust Certificateholders, who are intended to be "beneficial owners" within the meaning of the Business Trust Statute, subject to the Lien of the Indenture Trustee and the obligations of the Issuer under the Basic Documents. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and under Delaware law for the sole purpose and to the extent necessary to accomplish the purpose of the Issuer as set forth in Section 2.03(a) and 2.03(b).

         Section 2.07. Liability of the Transferor.

         (a) The Transferor, as holder of the Transferor Trust Certificate and the Subordinated Notes, shall be liable directly to (other than payment of principal and interest on the Securities) and shall indemnify any party entitled thereto for all Expenses of the Issuer incurred in connection with the 2001-A SUBI Assets to the extent that the Transferor, as holder of the Transferor Trust Certificate and the Subordinated Notes, would be liable if the Issuer were a partnership under the Delaware Revised Uniform Limited Partnership Act (or the Delaware Uniform Partnership Law) in which the Transferor were a general partner (other than losses incurred by Senior Noteholders in their capacity as holders of limited recourse debt secured by the Owner Trust Estate or incurred by the Subordinated Noteholder or the Trust Certificateholders if such losses would nevertheless have been incurred if the Subordinated Noteholder and the Trust Certificateholders were holders of limited recourse debt secured by the Owner Trust Estate). In addition, any third party creditors of the Issuer (other than the Subordinated Noteholder and the Trust Certificateholders, to the extent they are not indemnified for investment losses, as set forth above) shall be deemed to be third party beneficiaries of this paragraph. The Transferor, as holder of the Transferor Trust Certificate and the Subordinated Notes, shall make no claim upon the Owner Trust Estate for the reimbursement of amounts paid pursuant to this Section.

         (b) The Transferor, as holder of the Transferor Trust Certificate and the Subordinated Notes, shall defend, indemnify and hold harmless the Issuer, the Owner Trustee and each Paying Agent from and against any and all taxes that may at any time be asserted against the Issuer or the Owner Trustee with respect to the transactions contemplated herein, including any sales, use, gross receipts, general corporation, tangible personal property, privilege, license or income taxes, taxes on or measured by income or any state or local taxes assessed on the Issuer, the Owner Trustee or any Paying Agent resulting from the location of assets of the Issuer or the presence of the Owner Trustee or any Paying Agent and costs and Expenses in defending against the same; provided, however, that the foregoing indemnity shall not include income taxes on any fees payable to, or Expenses reimbursed to, the Owner Trustee or any Paying Agent.

         (c) No Trust Certificateholder, other than the Transferor (as holder of the Transferor Trust Certificate and the Subordinated Notes), shall have any personal liability for any liability or obligation of the Issuer.

         Section 2.08. Title to Trust Property. Legal title to the Owner Trust Estate shall be vested at all times in the Issuer as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee or a separate trustee, as the case may be.

         Section 2.09. Situs of Issuer. The Issuer shall be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Issuer shall be located in Florida, Delaware or New York. The Issuer shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments shall be received by the Issuer only in Delaware, Florida or New York and payments shall be made by the Issuer only from Delaware, Florida or New York. The only office of the Issuer shall be at the Owner Corporate Trust Office.

         Section 2.10. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Owner Trustee that:

              (a) Organization and Good Standing. The Transferor has been duly organized and validly existing as a limited partnership in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

              (b) Due Qualification. The Transferor has been duly qualified to do business as a limited partnership in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business requires such qualifications except when the failure to have any such license, approval or qualification would not have a material adverse effect on the condition, financial or otherwise, of the Transferor or would not have a material adverse effect on the ability of the Transferor to perform its obligations under this Agreement.

              (c) Power and Authority. The Transferor has (i) the power and authority to execute and deliver this Agreement and to carry out its terms; (ii) good title to and is the sole legal and beneficial owner of the 99% SUBI Certificates, free and clear of Liens and claims; (iii) full power and authority to transfer the 99% 2001-A Vehicle SUBI Certificate and pledge the 99% 2001-A Lease SUBI Certificate to and deposit each of the same with the Issuer; (iv) duly authorized such transfer and deposit to the Issuer by all necessary action; and (v) duly authorized the execution, delivery and performance of this Agreement by all necessary action.

              (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Transferor, enforceable in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or in law.

              (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any material indenture, agreement or other instrument to which the Transferor is a party or by which it shall be bound; nor result in the creation or imposition of any material Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Transferor's knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.

              (f) No Proceedings. There are no proceedings or investigations pending, or to the Transferor's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents; (ii) seeking to prevent the issuance of the Notes or the Trust Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents; or (iv) relating to the Transferor and that might adversely affect the federal income tax or state income or franchise tax attributes of the Notes or the Trust Certificates.

                                 ARTICLE THREE

                     TRUST CERTIFICATES, SUBORDINATED NOTES
                            AND TRANSFER OF INTERESTS

         Section 3.01. Initial Ownership. Upon the formation of the Issuer by the contribution by the Transferor pursuant to Section 2.05 and until the issuance of the Trust Certificates, the Transferor shall be the sole beneficiary of the Issuer.

         Section 3.02. The Trust Certificates and the Subordinated Notes.

         (a) The Trust Certificates shall be substantially in the form set forth in Exhibit A, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof; provided, however, that the Transferor Trust Certificate shall be issued to the Transferor pursuant to Section 3.10(a) in such denominations as to represent in the aggregate at least 1% of the Certificate Balance. The Subordinated Notes shall be issued substantially in the form set forth in Exhibit B, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Except for (i) the issuance of the Trust Certificates to the Initial Purchaser and the subsequent transfer to the Trust Certificateholders as contemplated by the Purchase Agreement, (ii) the issuance of the Transferor Trust Certificate to the Transferor, (iii) the issuance of the Subordinated Notes to the Transferor and (iv) the assignment and pledge of the Subordinated Notes to the Issuer, no Trust Certificate or Subordinated Note may be sold, pledged or otherwise transferred to any Person except in accordance with Sections 3.04 and 3.10 and any attempted sale, pledge or transfer in violation of such Sections shall be null and void. Each Trust Certificate (other than the Transferor Trust Certificate) shall be issued in the name of the Initial Purchaser; provided, however, that upon delivery to the Initial Purchaser, the Owner Trustee and the Certificate Registrar of a letter in the form of Exhibit D, such Trust Certificate (other than the Transferor Trust Certificate) shall be reissued in the name and in the denomination set forth in such letter.

         The Subordinated Notes shall be originally issued in the name of the Transferor. Except as otherwise contemplated by the Basic Documents, neither the Subordinated Notes nor any beneficial interest therein may be transferred to any Person, and any attempted transfer thereof shall be null and void; provided, that upon a dissolution of or termination of the Transferor, any Subordinated Notes held by the Transferor may be distributed to Ryder.

         The Trust Certificates and the Subordinated Notes may be in printed or in typewritten form, and may be executed on behalf of the Issuer by manual or facsimile signature of an Authenticating Agent. Trust Certificates and Subordinated Notes bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer, shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or Subordinated Notes or did not hold such offices at the date of authentication and delivery of such Trust Certificates or Subordinated Notes. If registration of a transfer of a Trust Certificate is permitted pursuant to Section 3.04, the transferee of such Trust Certificate shall become a Trust Certificateholder, and shall be entitled to the rights and subject to the obligations of a Trust

Certificateholder hereunder, upon due registration of such Trust Certificate in such transferee's name pursuant to Section 3.04.

         (b) Interest shall accrue during each Accrual Period on (i) the Subordinated Notes at the Subordinated Note Rate based on the Subordinated Note Outstanding Amount until the principal amount of the Subordinated Notes has been paid in full and (ii) the Trust Certificates at the Certificate Rate based on the Certificate Balance until the principal amount of the Trust Certificates has been paid in full. Interest accrued during each Accrual Period on the Subordinated Notes and the Trust Certificates shall be due and payable on the related Payment Date. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. To the extent that interest on the Subordinated Notes or the Trust Certificates is accrued but not paid in full on any Payment Date, such overdue interest shall be due on the next Payment Date together with interest on such amount (to the extent lawful) at the Subordinated Note Rate or the Certificate Rate, as the case may be. Payments of interest and principal shall be payable to the Subordinated Noteholder and the Trust Certificateholders in accordance with Section 5.02.

         Section 3.03. Authentication and Delivery of Trust Certificates and Subordinated Notes. Concurrently with the transfer of the 99% 2001-A Vehicle SUBI Certificate and the pledge of the 99% 2001-A Lease SUBI Certificate to the Issuer, the Owner Trustee shall cause to be executed on behalf of the Issuer (i) Trust Certificates in an aggregate principal amount equal to $_____________ and
(ii) Subordinated Notes in an aggregate principal amount equal to $_____________, in each case authenticated and delivered to or upon the written order of the Transferor, in authorized denominations. No Trust Certificate or Subordinated Note shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Security a certificate of authentication, substantially in the form set forth in Exhibit A or Exhibit B, as the case may be, executed by the Owner Trustee or its Authenticating Agent, by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate or Subordinated Note shall have been duly authenticated and delivered hereunder. All Trust Certificates and Subordinated Notes shall be dated the date of their authentication. Upon issuance, execution and delivery pursuant to the terms hereof, the Subordinated Notes and the Trust Certificates shall be entitled to the benefits of this Agreement.

         Section 3.04. Registration of Transfer and Exchange.

         (a) The Certificate Registrar shall cause to be kept a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Trust Certificates and Subordinated Notes and, if and to the extent transfers and exchanges are permitted pursuant to Section 3.04(b) (in the case of the Trust Certificates) or the Basic Documents (in the case of the Subordinated Notes), the registration of transfers of Trust Certificates or Subordinated Notes. No transfer of a Trust Certificate or Subordinated Note shall be recognized except upon registration of such transfer. The Chase Manhattan Bank is hereby appointed as the initial "Certificate Registrar." Upon any resignation of the Certificate Registrar, the Owner Trustee shall promptly appoint a successor. The Subordinated Notes may not be transferred, except as permitted by the Basic Documents.

         (b) Each Trust Certificate (other than the Transferor Trust Certificate) shall bear a legend regarding reoffers, resales, pledges and transfers to the effect of the legend on the form of Trust

Certificate attached as Exhibit A hereto, unless determined otherwise by the Administrative Agent (as certified to the Certificate Registrar in an Officer's Certificate) consistent with applicable law.

         As a condition to the registration of any transfer of a Trust Certificate, the prospective transferee shall be required to represent in writing to the Owner Trustee, the Transferor and the Certificate Registrar the following:

              (i) It has neither acquired nor will it transfer any Trust Certificate it purchases (or any interest therein) or cause any such Trust Certificates (or any interest therein) to be marketed on or through an "established securities market" within the meaning of
         Section 7704(b)(1) of the Code, including an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

              (ii) It either (A) is not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Transferor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to such transferee's ownership of Trust Certificates.

              (iii) It understands that no subsequent transfer of the Trust Certificates is permitted unless (A) such transfer is of a Trust Certificate with a denomination of at least $250,000, (B) it causes its proposed transferee to provide to the Issuer, the Certificate Registrar and the Initial Purchaser a letter substantially in the form of Exhibit D hereto, or such other written statement as the Transferor shall prescribe and (C) the Transferor consents in writing to the proposed transfer, which consent shall be granted unless the Transferor determines that such transfer would create a risk that the Issuer or the Origination Trust would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation; provided, however, that any attempted transfer that would either cause (1) the number of registered holders of Trust Certificates and Subordinated Notes to exceed 100 or (2) the number of holders of direct or indirect interests in the Origination Trust to exceed 50, shall be a void transfer.

              (iv) It understands that the Opinion of Counsel to the Issuer that the Issuer is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs (i), (ii) and (iii) above.

              (v) It is not a Benefit Plan nor will it acquire or hold the Trust Certificates being transferred on behalf of or with "plan assets" of a Benefit Plan.

              (vi) It is a Person who is either (A)(1) a citizen or resident of the United States, (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof or (3) a Person not described in (A)(1) or (2) whose ownership of the Trust Certificates is effectively connected with such

         Person's conduct of a trade or business within the United States (within the meaning of the Code) and its ownership of any interest in a Trust Certificate will not result in any withholding obligation with respect to any payments with respect to the Trust Certificates by any Person (other than withholding, if any, under Section 1446 of the Code) or (B) an estate or trust the income of which is includible in gross income for federal income tax purposes, regardless of source or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more U.S. Persons (as such term is defined in the Code) have the authority to control all substantial decisions of the Issuer. It agrees that it will provide a certification of non-foreign status signed under penalty of perjury and, alternatively, that if it is a Person described in clause
         (A)(3) above, it will furnish to the Transferor and the Owner Trustee a properly executed IRS Form W-8 ECI and a new IRS Form W-8 ECI upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or Opinions of Counsel as may be requested by the Transferor and the Owner Trustee).

              (vii) It understands that any purported transfer of any Trust Certificate (or any interest therein) in contravention of any of the restrictions and conditions in this Section shall be void, and the purported transferee in such transfer shall not be recognized by the Issuer or any other Person as a Trust Certificateholder for any purpose.

         (c) By acceptance of any Trust Certificate, the related Trust Certificateholder specifically agrees with and represents to the Transferor, the Issuer and Certificate Registrar that no transfer of such Trust Certificate shall be made unless the registration requirements of the Securities Act and any applicable state securities laws are complied with, or such transfer is exempt from the registration requirements under the Securities Act because the transfer satisfies one of the following:

              (i) Such transfer is in compliance with Rule 144A, to a transferee who the transferor reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A and (A) the transferor thereof executes and delivers to the Transferor and the Certificate Registrar, a Rule 144A certificate substantially in the form attached as Exhibit C and (B) the transferee executes and delivers to the Transferor and the Certificate Registrar an investment letter substantially in the form attached as Exhibit D.

              (ii) After the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act and the transferee, if requested by the Transferor, the Certificate Registrar or the Initial Purchaser, delivers an Opinion of Counsel in form and substance satisfactory to the Transferor and the Initial Purchaser.

              (iii) Such transfer is to an institutional accredited investor as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act in a transaction exempt from the registration requirements of the Securities Act, such transfer is in accordance with any applicable securities laws of any state or any other jurisdiction, and such investor executes and delivers to the Issuer and the Certificate Registrar an investment letter substantially in the form attached as Exhibit D.

         (d) The Transferor shall make the Rule 144A Information available to the prospective transferor and transferee of a Trust Certificate. The Rule 144A Information shall include any or all of the following items requested by the prospective transferee:

              (i) the Offering Circular, as amended or supplemented to the date of such transfer;

              (ii) each Payment Date Certificate delivered to Trust Certificateholders on each Payment Date preceding such request; and

              (iii) such other information as is reasonably available to the Transferor in order to comply with requests for information pursuant to Rule 144A.

         None of the Transferor, the Certificate Registrar or the Owner Trustee is under an obligation to register any Trust Certificate under the Securities Act or any state securities laws.

         (e) Upon surrender for registration of transfer or exchange of any Trust Certificate at the office of the Certificate Registrar and upon compliance with the provisions of this Agreement relating to such transfer or exchange, provided that the requirements of Section 8-401(a) of the UCC are met, the Owner Trustee shall execute and shall, or shall cause the Authenticating Agent to, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate face amount dated the date of such authentication or the Trust Certificates that the Trust Certificateholder making the exchange is entitled to receive, as the case may be.

         The Certificate Registrar shall require that every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8ECI (or successor form) or W-9 or such other form as may be reasonably required in form satisfactory to the Certificate Registrar duly executed by the Trust Certificateholder or such Person's attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Trust Certificates.

         The Certificate Registrar shall cancel and retain or destroy, in accordance with the Certificate Registrar's retention policy then in effect, all Trust Certificates surrendered for registration of transfer or exchange and shall upon written request certify to the Transferor as to such retention or destruction.

         (f) The provisions of this Section generally are intended, among other things, to prevent the Issuer from being characterized as a "publicly traded partnership" within the meaning of Section 7704 of the Code, in reliance on Treasury Regulations Section 1.7704-1(e) and (h), and the Transferor shall take such intent into account in determining whether or not to consent to any proposed transfer of any Trust Certificate.

         The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register any transfer or exchange of Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

         Section 3.05. Mutilated, Destroyed, Lost or Stolen Trust Certificates or Subordinated Notes. If any mutilated Trust Certificate or Subordinated Note is surrendered to the Certificate Registrar, or if the Certificate Registrar evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate or Subordinated Note and (ii) there is delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by it to hold save each of them harmless, then (and in the case of the Trust Certificates, in the absence of notice to the Certificate Registrar and the Owner Trustee that such Trust Certificate has been acquired by a "protected purchaser", as contemplated by Article Eight of the UCC), and provided that the requirements of Section 8-405 of the UCC are met, the Owner Trustee on behalf of the Issuer shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate or Subordinated Note, a new Trust Certificate or Subordinated Note of like tenor and denomination; provided, however, that if any such destroyed, lost or stolen Trust Certificate or Subordinated Note (but not a mutilated Trust Certificate or Subordinated Note ) shall have become or within seven days shall become due and payable, or shall have been called for redemption, instead of issuing a replacement Trust Certificate or Subordinated Note, the Issuer may pay such destroyed, lost or stolen Trust Certificate or Subordinated Note when so due or payable or upon the Redemption Date without the surrender thereof. If, after the delivery of such replacement Trust Certificate or Subordinated Note or payment of a destroyed, lost or stolen Trust Certificate or Subordinated Note pursuant to the proviso to the preceding sentence, a "protected purchaser" (as contemplated by Article Eight of the UCC) of the original Trust Certificate or Subordinated Note in lieu of which such replacement Trust Certificate or Subordinated Note was issued presents for payment such original Trust Certificate or Subordinated Note, the Issuer, the Owner Trustee or the Certificate Registrar shall be entitled to recover such replacement Trust Certificate or Subordinated Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Trust Certificate or Subordinated Note from such Person to whom such replacement Trust Certificate or Subordinated Note was delivered or any assignee of such Person, except a "protected purchaser" (as contemplated by Article Eight of the UCC), and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Owner Trustee or the Certificate Registrar in connection therewith. In connection with the issuance of any new Trust Certificate or Subordinated Note under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any replacement Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Issuer, and any duplicate Subordinated Note issued pursuant to this Section shall constitute conclusive evidence of an additional contractual obligation of the Issuer, in each case as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate or Subordinated Note shall be found at any time.

         Section 3.06. Persons Deemed Trust Certificateholders or Subordinated Noteholder. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, any Paying Agent and any of their respective agents may treat the Person in whose name any Trust Certificate or Subordinated Note is registered in the Certificate Register as the owner of such Trust Certificate or Subordinated Note for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, any Paying Agent or any of their respective agents shall be affected by any notice to the contrary.

         Section 3.07. Access to List of Trust Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Administrative Agent and the Transferor, or to the Indenture Trustee, as the case may be, within 15 days after receipt by the Owner Trustee of a request therefor from the Administrative Agent, the Transferor or the Indenture Trustee in writing, a list, in such form as the requesting party may reasonably request, of the names and addresses of the Trust Certificateholders as of the most recent Record Date. If (i) two or more Trust Certificateholders or (ii) one or more Trust Certificateholders evidencing not less than 25% of the Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Trust Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Trust Certificateholders. Each Trust Certificateholder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold either the Transferor, the Owner Trustee or the Indenture Trustee, as the case may be, accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.08. Maintenance of Office or Agency. The Owner Trustee shall maintain in The Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the other Basic Documents to which the Issuer is a party may be served. The Owner Trustee initially designates The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 1001-2697, as its office for such purposes. The Owner Trustee shall give prompt written notice to the Transferor and the other Trust Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 3.09. Appointment of Paying Agent. The Paying Agent shall make distributions to Trust Certificateholders and to the Subordinated Noteholder pursuant to Section 5.02, and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Paying Agent initially shall be The Chase Manhattan Bank. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent has failed to perform its obligations under this Agreement in any material respect. Any co-paying agent chosen by the Transferor and acceptable to the Owner Trustee shall also be a Paying Agent. Each Paying Agent may resign upon 30 days' written notice to the Owner Trustee. In the event that a Paying Agent may no longer act as Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for payment to the Subordinated Noteholder or the Trust Certificateholders in trust for the benefit of the Subordinated Noteholder or the Trust Certificateholders entitled thereto until such sums are paid to the Transferor or such Trust Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder.

         Section 3.10. Ownership of Transferor Trust Certificate and Subordinated Notes.

         (a) On the Closing Date, the Transferor shall acquire and retain beneficial and record ownership of the Transferor Trust Certificate and the Subordinated Notes. Except as set forth in the Basic Documents, any attempted transfer of the Transferor Trust Certificate by the Transferor shall be null and void. Notwithstanding the foregoing, upon a dissolution or termination of the Transferor, the Trust Certificates held by it shall be distributed to Ryder without regard to the provisions of Section 3.02. The Owner Trustee shall cause the Transferor Trust Certificate to bear a legend stating "THIS TRUST CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN THE EVENT OF THE DISSOLUTION, TERMINATION OR BANKRUPTCY OF RYDER FUNDING II LP WHEN IT IS HOLDER HEREOF, AND ANY TRANSFER IN VIOLATION OF THIS PROVISION SHALL BE NULL AND VOID."

         (b) On the Closing Date, the Transferor shall acquire beneficial and record ownership of the entire initial principal amount of the Subordinated Notes. On and after the Closing Date, the Transferor shall be required to retain beneficial and record ownership of the Subordinated Notes. Any attempted transfer of the Subordinated Notes shall be null and void, except as permitted under the Basic Documents. Notwithstanding the foregoing, upon a dissolution or termination of the Transferor, the Subordinated Notes shall be distributed to Ryder without regard to the provisions of Section 3.02.

         Section 3.11. Trust Certificates held by Issuer, Transferor or their Affiliates. Any Trust Certificates owned by the Issuer, the Transferor or any of their respective Affiliates shall be entitled to the benefits under this Agreement equally and proportionately to the benefits afforded other owners of the Trust Certificates, except that such Trust Certificates shall be deemed not to be outstanding for the purpose of determining whether the requisite percentage of Securityholders have given any request, demand, authorization, direction, notice, consent or other action under the Basic Documents (other than the commencement by the Issuer of a voluntary proceeding in bankruptcy).

                                  ARTICLE FOUR

                            ACTIONS BY OWNER TRUSTEE

         Section 4.01. Prior Notice to Trust Certificateholders with Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, with respect to the following matters, the Owner Trustee shall not take action unless the Owner Trustee has notified the Trust Certificateholders and the Rating Agencies in writing of the proposed action at least 30 days before the taking of such action and Trust Certificateholders representing at least 25% of the Certificate Balance have not notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Trust Certificateholders have withheld consent or provided alternative direction:

              (a) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than an action brought by the Administrative Agent on behalf of the Origination Trust and Persons having interests in the 2001-A SUBI Certificates to collect amounts owed under a 2001-A Lease or in respect of a 2001-A Vehicle);

              (b) the election by the Issuer to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

              (c) the amendment of the Indenture in circumstances where the consent of any Senior Noteholder is required;

              (d) the amendment of the Indenture in circumstances where the consent of any Senior Noteholder is not required and such amendment materially and adversely affects the interests of the Trust Certificateholders;

              (e) the amendment of any other Basic Document unless the Owner Trustee is furnished an Opinion of Counsel to the effect that such amendment does not materially and adversely affect the interests of the Trust Certificateholders;

              (f) the amendment, change or modification of the Issuer Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Trust Certificateholders; or

              (g) the appointment of a successor Owner Trustee or Indenture Trustee.

         Section 4.02. Action by Trust Certificateholders with Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, to the extent the Owner Trustee or the Issuer is deemed to be the Holder of the 99% 2001-A Vehicle SUBI Certificate pursuant to the SUBI Trust Agreement, the Owner Trustee or Issuer, as the case may be, shall take such actions as directed in writing by Trust Certificateholders holding Trust Certificates evidencing an interest of at least 66 2/3% of the Certificate Balance; provided, however, that so long as the Lien of the Indenture is outstanding, such direction shall be subject to the consent of the Indenture Trustee. The Owner Trustee may not, except upon the occurrence of an Administrative Agent

Default or a Maintenance Provider Default subsequent to the payment in full of the Senior Notes and in accordance with the written directions of Trust Certificateholders holding 66 2/3% of the Certificate Balance, remove the Administrative Agent or the Maintenance Provider, as the case may be, with respect to the 2001-A SUBI Assets or appoint a successor Administrative Agent or Maintenance Provider, as the case may be, with respect thereto.

         Section 4.03. Action by Owner Trustee with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy with respect to the Issuer except in accordance with Section 12.08.

         Section 4.04. Restrictions on Trust Certificateholders' Power. The Trust Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to the purpose of the Issuer as set forth in Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         Section 4.05. Majority Control. Except as expressly provided herein, any action that may be taken by the Trust Certificateholders under this Agreement may be taken by the Trust Certificateholders holding not less than a majority of the Certificate Balance. Except as expressly provided herein, any written notice of the Trust Certificateholders delivered pursuant to this Agreement shall be effective if signed by Trust Certificateholders holding not less than a majority of the Certificate Balance at the time of delivery of such notice.

                                  ARTICLE FIVE

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         Section 5.01. Establishment of Certificate Distribution Account and Reserve Fund.

         (a) The Owner Trustee, at the direction of the Transferor and for the benefit of the Trust Certificateholders and the Subordinated Noteholder, shall establish and maintain an Eligible Account with and in the name of the Owner Trustee which shall be designated the "Certificate Distribution Account." The Certificate Distribution Account shall be held in trust for the benefit of the Trust Certificateholders and the Subordinated Noteholder, and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Certificateholders and the Subordinated Noteholder.

         The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Trust Certificateholders and the Subordinated Noteholder. If at any time the Certificate Distribution Account ceases to be an Eligible Account, the Owner Trustee (or the Transferor on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall, within ten Business Days following notification of such occurrence (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent), establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash or investments to such new Certificate Distribution Account.

         (b) The Transferor shall establish and maintain an Eligible Account (initially at U.S. Bank National Association) in the name of the Indenture Trustee until the Senior Note Outstanding Amount is reduced to zero, and thereafter, in the name of the Owner Trustee, which is designated as the "Reserve Fund." The Reserve Fund shall be held for the benefit of the Securityholders, and shall bear a designation clearly indicating that the funds on deposit therein are held for the benefit of the Securityholders.

         The Reserve Fund shall be under the sole dominion and control of the Indenture Trustee until the Senior Note Outstanding Amount has been reduced to zero, and thereafter under the sole dominion and control of the Owner Trustee. On the Closing Date, the Transferor shall cause the Initial Deposit to be deposited into the Reserve Fund from the net proceeds of the sale of the Notes and the Trust Certificates. The Transferor hereby acknowledges that the Initial Deposit and all other Reserve Fund Property, including investment earnings thereon, are owned directly by it pending application thereof to the Secured Obligations or release to the Transferor or its designee pursuant to Section 8.04(c) of the Indenture or Section 5.02 hereof, as applicable. The Transferor hereby agrees to treat the same as its assets (and earnings) for federal income tax and other purposes. All deposits to and withdrawals from the Reserve Fund shall be made only upon the terms and conditions of the Basic Documents.

         (c) Each of the Transferor and the Issuer shall take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including the Control Agreement or any UCC financing statements) as may be determined to be reasonably necessary by the Transferor, in order to perfect the interests created by Section 5.01(b)and otherwise fully to effectuate the purposes, terms and conditions of this Section. The Transferor (or the Administrator on behalf of the Transferor) shall:

              (i) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Issuer's security interest in the Reserve Fund Property; and

              (ii) make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following (and promptly notify the Issuer and the Owner Trustee of each such filing): (A) any change in the Transferor's corporate name or any trade name, (B) any change in the location of its chief executive office or principal place of business or (C) any merger or consolidation or other change in its identity or corporate structure.

         Section 5.02. Application of Trust Funds.

         (a) Until the Senior Note Outstanding Amount has been reduced to zero, on each Payment Date, the Paying Agent (or the Owner Trustee, if there is no Paying Agent) shall pay, to the extent of funds available, the amount required to be deposited by the Origination Trustee and by the Indenture Trustee into the Certificate Distribution Account pursuant to Section 8.04 of the Indenture for the payment of interest on and, after the payment in full of the Notes, principal of the Trust Certificates on such Payment Date, pro rata to the Trust Certificateholders of record at the close of business on the Record Date with respect to such Payment Date. Pursuant to Section 5.02(f), on each Payment Date all interest and principal distributable in respect of the Subordinated Notes shall be deposited directly to the Reserve Fund.

         (b) On and after the date on which the Senior Note Outstanding Amount has been reduced to zero, pursuant to the Indenture and the Control Agreement, dominion and control over the Reserve Fund shall be transferred to the Owner Trustee. On each Payment Date thereafter, all amounts distributable to the Trust Certificateholders and the Subordinated Noteholder from the Reserve Fund shall be distributed by the Owner Trustee in the order and priority set forth in
Section 8.04(b) of the Indenture and the Owner Trustee shall comply with Section 8.04(c) and 8.05(a) of the Indenture.

         On the Payment Date on which the Certificate Balance has been reduced to zero, the Owner Trustee shall release to the Transferor, without recourse, representation or warranty (except as set forth in Section 7.03), all of the Issuer's right, title, and interest in, to and under the Reserve Fund Property. In addition, on or following the Payment Date on which the Certificate Balance has been reduced to zero, the Transferor may direct the Owner Trustee in writing to distribute to it, and upon receipt of such direction the Owner Trustee shall distribute to the Transferor, the remaining assets of the Issuer.

         (c) On each Payment Date, the Owner Trustee shall send to each Trust Certificateholder and to the Subordinated Noteholder a report (the "Distribution Statement") provided by the Administrative Agent, based on information in the Payment Date Certificate delivered pursuant to Section 8.03 of the Indenture, that shall include the following information:

              (i) the amount of SUBI Collections for the related Collection Period and the amounts allocable to the 99% 2001-A SUBI Certificates and the 1% 2001-A SUBI Certificates;

              (ii) the Certificate Balance on the immediately preceding Payment Date, or if the current Payment Date is the first Payment Date, on the Closing Date;

              (iii) the aggregate amount of interest accrued and paid on the Senior Notes, the Trust Certificates and the Subordinated Notes during the related Accrual Period;

              (iv) the aggregate amount of principal paid with respect to the Senior Notes, the Trust Certificates and the Subordinated Notes on such Payment Date, the Principal Carryover Shortfall, if any, and the Optimal Principal Distribution Amount;

              (v) the Senior Note Outstanding Amount, the Subordinated Note Outstanding Amount of the Subordinated Notes and the Certificate Balance on the day immediately preceding such Payment Date;

              (vi) the Subordinated Note Factor, the Note Factors of each Class of Senior Notes and the Certificate Factor (after giving effect to payments made on such Payment Date);

              (vii) the Available Funds deposited into the SUBI Collection Account, including amounts with respect to each item of the definition thereof;

              (viii) the Reserve Fund Deposit Amount, the amount on deposit in the Reserve Fund and the Reserve Fund Requirement, each as of the beginning and end of the related Collection Period;

              (ix)   the Reserve Fund Draw Amount, if any;

              (x) the Administration Fee and the Payment Date Advance Reimbursement for the related Collection Period;

              (xi) the amount of Residual Value Losses for the immediately preceding Collection Period; and

              (xii) the amount of Special Event Purchases made during the related Collection Period and the aggregate Securitization Value as of the Cutoff Date of all 2001-A Leases relating to Special Event Purchases made (A) during the related calendar year or (B) since the Closing Date.

         The information required to be delivered by such Distribution Statement may be included with such other information or reports furnished by the Administrative Agent to the Owner Trustee in connection with the making of payments pursuant to the other Basic Documents.

         (d) In the event that any withholding tax is imposed on the Issuer's payment (or, if the Issuer is treated as a partnership for federal income tax purposes, allocations of income) to a Trust Certificateholder, such tax shall reduce the amount otherwise distributable to such Trust Certificateholder in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to such Trust Certificateholders, sufficient funds for the payment of any withholding tax that is legally owed by the Issuer (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Trust Certificateholder shall be treated as cash distributed to such Trust Certificateholders, at the time it is withheld by the Issuer for remittance to the appropriate taxing authority. If the Owner Trustee determines that there is a possibility that withholding tax is payable with respect to a distribution, the Owner Trustee may in its sole discretion withhold such amounts in accordance with this Section. In the event that a Trust Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Trust Certificateholder in making such claim so long as such Trust Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

         (e) Subject to Section 6.07 of the Indenture and 6.01 hereof, as the case may be, neither the Indenture Trustee nor the Owner Trustee, as the case may be, shall in any way be held liable by reason of any insufficiency in the Reserve Fund resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee's or Owner Trustee's, as the case may be, failure to make payments on any such Permitted Investments issued by the Indenture Trustee or Owner Trustee, as the case may be, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         (f) In order to assure that sufficient amounts are available to make the payments to Securityholders pursuant to Section 8.04 of the Indenture and this Section (collectively, the "Secured Obligations") the Transferor:

              (i) hereby pledges and assigns and grants a security interest in all of its right, title and interest in the Subordinated Notes to the Issuer, to secure the Secured Obligations;

              (ii) acknowledges that the Issuer has assigned or will assign its security interest in the Subordinated Notes to the Indenture Trustee to secure payment of the Senior Notes and directs the Issuer to deliver such Subordinated Notes directly to the Indenture Trustee for redelivery by the Indenture Trustee to the custody unit of the Indenture Trustee located in New York in order to perfect the security interest therein;

              (iii) agrees that on each Payment Date, all payments of interest on and principal of the Subordinated Notes shall be deposited directly into the Reserve Fund; and

              (iv) hereby pledges and assigns and grants a security interest in all of its right, title and interest in the Reserve Fund Property to the Issuer, to secure the Secured Obligations.

         Section 5.03. Method of Payment. Subject to Section 9.01(c) respecting the final payment upon retirement of the Trust Certificates, distributions required to be made to Trust Certificateholders on any Payment Date shall be made to each Trust Certificateholder of record on the related Record Date by check mailed to the addresses of such Securityholders as they appear on the Certificate Register. As set forth in Section 5.02(f), payments to be made to the Subordinated Noteholder shall be deposited directly in the Reserve Fund. Notwithstanding the foregoing, the final payment on the Trust Certificates or the Subordinated Notes shall be made only upon presentation and surrender of such Trust Certificates or Subordinated Notes at the office or agency specified in the notice of final payment to the Trust Certificateholders or the Subordinated Noteholder. The Owner Trustee or a Paying Agent shall, upon receipt of at least 45 days' notice from the Issuer or the Administrator as set forth in the Indenture, provide such notice to the Subordinated Noteholder and to Trust Certificateholders of record not more than 30 days and not less than 15 days prior to the date on which such final payment is expected to occur.

         Section 5.04. Accounting and Reports.

         (a) The Owner Trustee shall, based on information provided by the Transferor, (i) maintain (or cause to be maintained) the books of the Issuer on a calendar year basis on the accrual method of accounting (except as required by Article Eleven), (ii) deliver to each Trust Certificateholder and the Subordinated Noteholder not later than the latest date permitted by law (A) a statement of the amounts provided for in Section 8.04 of the Indenture and (B) such information as may be required by the Code and applicable Treasury Regulations with respect to instruments such as the Trust Certificates or the Subordinated Notes, as the case may be, that is consistent with the position that the Trust Certificates (other than the Transferor Trust Certificate) will be treated as debt for federal income tax and state income and franchise tax purposes and (iii) in addition to the Owner Trustee's rights under Section 5.02, take such action as instructed by the Transferor, as holder of the Transferor Trust Certificate, to collect or cause to be collected and paid over to applicable authorities any withholding tax as described in and in accordance with Section 5.02 and Article Eleven with respect to income or distributions to Trust Certificateholders. The Owner Trustee shall make all elections pursuant to Article Eleven as directed by the Transferor.

         (b) The Transferor shall maintain such books and records, and shall prepare and file such reports and returns, as are required pursuant to Sections
2.10 and 5.02.

                                  ARTICLE SIX

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 6.01. General Authority. The Owner Trustee shall administer the Issuer in the interest of the Trust Certificateholders, subject to the Lien of the Indenture Trustee and the obligations of the Issuer under the Subordinated Notes, in accordance with the Basic Documents. Subject to the provisions and limitations of Sections 2.03 and 2.06, the Owner Trustee is authorized and directed to execute and deliver on behalf of the Issuer the Basic Documents to which the Issuer is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Issuer is to be a party, in each case in such form as the Transferor shall approve as evidenced conclusively by the Owner Trustee's execution thereof and the Transferor's execution of this Agreement, and to direct the Indenture Trustee to authenticate and deliver Senior Notes in the aggregate principal amount not to exceed $___________ (except as otherwise contemplated by Section 3.05). In addition to the foregoing, the Owner Trustee is authorized to take all actions required of the Issuer pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action on behalf of the Issuer as is permitted by the Basic Documents and that the Administrative Agent or the Administrator recommends with respect to the Basic Documents, except to the extent this Agreement expressly requires the consent of the Trust Certificateholders or the Subordinated Noteholder for such action.

         Section 6.02. General Duties. Subject to the provisions and limitations of Sections 2.03 and 2.06, it shall be the duty of the Owner Trustee to discharge or cause to be discharged all of its responsibilities pursuant to the terms of the Basic Documents to which the Issuer is a party and to administer the Issuer in the interest of the Trust Certificateholders, subject to the Lien of the Indenture Trustee and to the obligations of the Issuer under the Subordinated Notes, and in accordance with provisions of the Basic Documents. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Basic Documents to the extent the Administrator has agreed in the Issuer Administration Agreement to perform any act or to discharge any duty of the Issuer or the Owner Trustee hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Issuer Administration Agreement.

         Section 6.03. Action Upon Instruction.

         (a) Subject to Article Four, the Transferor, as holder of the Transferor Trust Certificate, may by written instruction direct the Owner Trustee in the administration of the Issuer subject to, and in accordance with, the terms of the Basic Documents; provided that such instruction shall not, as evidenced by an Opinion of Counsel, materially adversely affect any Securityholder.

         (b) The Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee, is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law or any obligation of the Owner Trustee or the Issuer.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Trust Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of Trust Certificateholders holding not less than a majority of the Certificate Balance, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice as may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents as it shall deem to be in the best interests of the Trust Certificateholders, and shall have no liability to any Person for such action or inaction.

         (d) In the event the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement or any other Basic Document permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Trust Certificateholders requesting instruction and, to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received from Trust Certificateholders holding not less than a majority of the Certificate Balance and in accordance with Sections 6.04 and 6.05, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Trust Certificateholders, and shall have no liability to any Person for such action or inaction.

         (e) Notwithstanding the foregoing, the right of the Transferor or the Trust Certificateholders to take any action affecting the Owner Trust Estate shall be subject to the rights of the Indenture Trustee under the Indenture.

         Section 6.04. No Duties Except as Specified. The Owner Trustee shall not be required to perform any of the obligations of the Issuer under this Agreement or the other Basic Documents that are required to be performed by (i) the Administrative Agent under the Administration Agreement or the SUBI Supplement, (ii) the Transferor under this Agreement, the SUBI Certificate Transfer Agreement, the Back-Up Security Agreement or the Program Operating Lease, (iii) the Administrator under the Issuer Administration Agreement or (iv) the Indenture Trustee under the Indenture. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Issuer is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any ownership or security interest in the Owner Trust Estate or to record this Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens (other than the Lien of the Indenture) on any part of the Owner Trust Estate that result from actions by or claims against the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

         Section 6.05. No Action Unless Specifically Authorized. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except in accordance with (i) the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) the other Basic Documents to which the Issuer or the Owner Trustee is a party and (iii) any document or instruction delivered to the Owner Trustee pursuant to Section 6.03. In particular, the Owner Trustee shall not transfer, sell, pledge, assign or convey the 99% 2001-A Vehicle SUBI Certificate except as specifically required or permitted by the Basic Documents.

         Section 6.06. Restrictions. The Owner Trustee shall not take any action
(i) that is contrary to the purposes of the Issuer set forth in Section 2.03 or
(ii) that, to the actual knowledge of the Owner Trustee, would (a) affect the treatment of the Senior Notes as debt for federal income tax purposes, (b) be deemed to cause a taxable exchange of the Senior Notes for federal income tax purposes or (c) cause the Issuer, the Transferor or the Origination Trust or any portion thereof to be taxable as an association (or a publicly traded partnership) taxable as a corporation for federal or state income or franchise tax purposes. The Trust Certificateholders, the Subordinated Noteholder and the Transferor shall not direct the Owner Trustee to take action that would violate the provisions of this Section. The Owner Trustee may not (i) initiate or settle any claim or lawsuit involving the Issuer (unless brought by the Administrative Agent to collect amounts owed under a 2001-A Lease), (ii) amend this Agreement where Trust Certificateholder consent is required, (iii) amend this Agreement where Trust Certificateholder consent is not required if such amendment materially adversely affects the Trust Certificateholders or (iv) amend any Basic Document other than this Agreement if such amendment materially adversely affects the Trust Certificateholders, unless (a) the Owner Trustee provides 30 days' written notice thereof to the Trust Certificateholders and each Rating Agency and (b) Trust Certificateholders holding at least 25% of the Certificate Balance do not object in writing to any such proposed amendment within 30 days of such notice. Notwithstanding anything herein to the contrary, the Transferor, the Administrative Agent and their respective Affiliates may maintain normal commercial banking relationships with the Owner Trustee and its Affiliates.


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

                                 ARTICLE SEVEN

                          CONCERNING THE OWNER TRUSTEE

         Section 7.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents to which the Issuer or the Owner Trustee is a party. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 made by the Owner Trustee. In particular, but not by way of limitation, and subject to the exceptions set forth in the preceding sentence:

              (a) the Owner Trustee shall not be liable for any error in judgment of a responsible officer of the Owner Trustee;

              (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of any Trust Certificateholder, the Transferor (as holder of the Subordinated Notes), the Indenture Trustee, the Transferor, the Administrator or the Administrative Agent;

              (c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

              (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or the Trust Certificates;

              (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Transferor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the other Basic Documents, other than the execution of and the certificate of authentication on the Trust Certificates and the Subordinated Notes, and the Owner Trustee shall in no event be deemed to have assumed or incurred any liability, duty or obligation to any Securityholder or any third party dealing with the Issuer or the Owner Trust Estate, other than as expressly provided for herein and in the other Basic Documents;

              (f) the Owner Trustee shall not be liable for the misfeasance, malfeasance or nonfeasance of the Administrative Agent, the Administrator, the Transferor or the Indenture Trustee under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Issuer or the Transferor under this Agreement or the Basic Documents that are required to be performed by the Administrative Agent under the Administration Agreement or the SUBI Trust Agreement, the Transferor under the Program Operating Lease, the Administrator under the Issuer Administration Agreement or the Indenture Trustee under the Indenture; and

              (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Trust Certificateholders or the Subordinated Noteholder unless such Trust Certificateholders or the Subordinated Noteholder have offered to the Owner Trustee security or indemnity satisfactory to it against the Expenses that may be incurred by the Owner Trustee therein or thereby; the right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its bad faith, negligence or willful misconduct in the performance of any such act.

         Section 7.02. Furnishing of Documents. The Owner Trustee shall furnish to any Trust Certificateholder or the Subordinated Noteholder promptly upon receipt of a written request by such Trust Certificateholder or the Subordinated Noteholder (at the expense of the requesting Trust Certificateholder or the Subordinated Noteholder) therefor, duplicates or copies of all reports, notices, requests, demands, certificates and any other instruments furnished to the Owner Trustee under the Basic Documents.

         Section 7.03. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Transferor, the Trust Certificateholders and the Subordinated Noteholder, that:

              (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

              (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

              (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any Lien, charge or encumbrance on the Owner Trust Estate resulting from actions by or claims against the Owner Trustee individually that are unrelated to this Agreement or the other Basic Documents.

              (d) This Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding agreement of it, enforceable against the Owner Trustee in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         Section 7.04. Reliance; Advice of Counsel.

         (a) The Owner Trustee may rely upon, shall be protected in relying upon and shall incur no liability to anyone in acting or refraining from acting upon, any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a board resolution or documents of any other governing body of any corporate party as conclusive evidence that such board resolution or other document has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president, any vice president, the treasurer, any assistant treasurer or any other authorized officers of the relevant party as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement and the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Basic Document.

         Section 7.05. Not Acting in Individual Capacity. Except as provided in this Article, in accepting the trusts hereby created, Chase Manhattan Bank USA, National Association acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 7.06. Owner Trustee Not Liable for Trust Certificates or Subordinated Notes. The recitals contained herein and in the Trust Certificates and the Subordinated Notes (other than the signature of the Owner Trustee and the certificate of authentication on the Trust Certificates and the Subordinated Notes and its representations and warranties in Section 7.03) shall be taken as the statements of the Transferor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Basic Document or the Trust Certificates or the Subordinated Notes (other than the signature of the Owner Trustee and the certificate of authentication on the Trust Certificates and the Subordinated Notes) or the Senior Notes or any offering document relating to either of them. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity or enforceability of any Basic Document to which the Owner Trustee is to be a party (except for enforceability against the Owner Trustee), or the perfection and priority of any security interest created by or under any Basic Document, or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Trust Certificateholders or to the Subordinated Noteholder under this Agreement or the Senior Noteholders under the Indenture, the validity of the transfer of the 99% 2001-A Vehicle SUBI Certificate or the pledge of the 99% 2001-A Lease SUBI Certificate to the Issuer or of the lease by the Issuer of the 99% 2001-A Vehicle SUBI Certificate to the Transferor pursuant to the Program Operating Lease, or for the compliance by the Transferor, the Administrator or the Administrative Agent with any warranty or representation made under any Basic Document or for the accuracy of any such warranty or representation or for any action of the Administrator, the Administrative Agent or the Indenture Trustee taken in the name of the Owner Trustee.

         Section 7.07. Owner Trustee May Own Trust Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Transferor, the Administrative Agent, the Administrator, the Indenture Trustee and their respective Affiliates, in banking transactions with the same rights as it would have if it were not the Owner Trustee.


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

                                 ARTICLE EIGHT

                          COMPENSATION OF OWNER TRUSTEE

         Section 8.01. Owner Trustee's Compensation and Indemnification.

         (a) The Owner Trustee, the Certificate Registrar and any Paying Agent shall receive as compensation from the Administrator for its services hereunder such fees as have been separately agreed upon before the date hereof between the Transferor or the Administrator and the Owner Trustee, the Certificate Registrar or the Paying Agent. The Transferor, as holder of the Transferor Trust Certificate, shall be liable as primary obligor for, and shall indemnify the Owner Trustee, the Certificate Registrar and any Paying Agent and their respective successors, assigns, agents, servants, officers and employees (collectively, the "Indemnified Parties") from and against, any Expenses that may at any time be imposed on, incurred by or asserted against the Owner Trustee or any other Indemnified Party in any way relating to or arising out of the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Transferor, as holder of the Transferor Trust Certificate and the Subordinated Notes, shall not be liable for or required to indemnify any Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01 or for any income taxes on any fees payable to any Indemnified Party as set forth in Section 2.07. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee, the Certificate Registrar or any Paying Agent or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Indemnified Party's choice of legal counsel shall be subject to the approval of the Transferor, which approval shall not be unreasonably withheld. Neither the Transferor nor the Administrator shall make any claim upon the Owner Trust Estate for the payment of such Expenses.

         (b) Notwithstanding the foregoing, the Owner Trustee shall not be liable for (i) any error of judgment made by an officer of the Owner Trustee,
(ii) any action taken or omitted to be taken in accordance with the instructions of any Trust Certificateholder or the Subordinated Noteholder, the Indenture Trustee, the Transferor, the Administrator or the Administrative Agent, (iii) the interest on or principal of the Securities or (iv) the default or misconduct of the Administrator, the Administrative Agent, the Transferor or the Indenture Trustee.

                                  ARTICLE NINE

                         TERMINATION OF TRUST AGREEMENT

         Section 9.01. Termination of Trust Agreement.

         (a) This Agreement (other than Article Eight) and the Issuer shall terminate and be of no further force or effect, (i) upon the final distribution by the Owner Trustee of all funds or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Agreement and (ii) at the times provided in Section 9.02 or 9.03. The bankruptcy, liquidation, dissolution, or termination, death or incapacity of any Trust Certificateholder, other than the Transferor, as holder of the Transferor Trust Certificate, as described in Section 9.02 or 9.03, shall not (i) operate to terminate this Agreement or the Issuer, (ii) entitle such Trust Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or Owner Trust Estate nor (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 9.01(a), neither the Transferor nor any other Trust Certificateholder shall be entitled to revoke or terminate the Issuer.

         (c) Notice of any termination of this Agreement pursuant to Section 9.01(a) shall be given by the Owner Trustee by letter to Trust Certificateholders and the Subordinated Noteholder mailed within five Business Days of receipt of notice of such termination from the Administrator, stating
(i) the Payment Date upon or with respect to which final payment of the Trust Certificates and the Subordinated Notes shall be made upon presentation and surrender of the Trust Certificates and the Subordinated Notes at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates and the Subordinated Notes at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Trust Certificateholders and the Transferor. Upon presentation and surrender of the Trust Certificates and the Subordinated Notes, the Paying Agent shall cause to be distributed to Trust Certificateholders and the Subordinated Noteholder (which amounts shall be deposited into the Reserve
Fund), amounts distributable on such Payment Date pursuant to Section 5.02. The Owner Trustee shall promptly notify each Rating Agency upon the final payment of the Trust Certificates.

         (d) In the event that all of the Trust Certificateholders or the Subordinated Noteholder shall not surrender their Trust Certificates or Subordinated Notes for cancellation within six months after the date specified in the above-mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Trust Certificateholders or the Subordinated Noteholder to surrender their Trust Certificates or Subordinated Notes for cancellation and receive the final distribution with respect thereto. If within one year after the second notice, all of the Trust Certificates or Subordinated Notes shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Trust Certificateholders or the Subordinated Noteholder concerning surrender of their Trust Certificates or Subordinated Notes, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Issuer after exhaustion of such remedies shall be distributed by the Owner Trustee to the Administrator.

         (e) Upon the winding up of the Issuer and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with
Section 3810 of the Business Trust Statute.

         Section 9.02. Dissolution upon Bankruptcy of the Transferor. In the event that a bankruptcy or insolvency shall occur with respect to the Transferor, this Agreement and the Issuer shall terminate in accordance with
Section 9.01. Promptly after the occurrence of any bankruptcy, insolvency or termination with respect to the Transferor, (i) the Transferor shall give the Indenture Trustee, the Owner Trustee and the Rating Agencies written notice of such event, (ii) the Owner Trustee shall, upon the receipt of such written notice from the Transferor, give prompt written notice to the Trust Certificateholders of the occurrence of such event and (iii) the Indenture Trustee shall, upon receipt of written notice of such event from the Owner Trustee, give prompt written notice to the Senior Noteholders of the occurrence of such event; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, a termination of the Issuer pursuant to the first sentence of this Section. Upon the receipt of such notice or actual knowledge of a termination pursuant to this Section, the Owner Trustee shall promptly sell, or if the Lien of the Indenture is outstanding shall direct the Indenture Trustee promptly to sell, the Owner Trust Estate (other than amounts on deposit in the Distribution Accounts) in a commercially reasonable manner and on commercially reasonable terms. In connection with any such sale, the 2001-A SUBI Assets shall be distributed out of the Origination Trust as provided in Section 12.05(b) of the SUBI Trust Agreement. The Owner Trustee will have no liability with respect to the procedures of the Indenture Trustee in connection with such sale or the sufficiency or adequacy of the proceeds therefrom.

         Section 9.03. Purchase of the 99% 2001-A Vehicle SUBI Certificate; Redemption of the Subordinated Notes; Repayment of the Trust Certificates.

         (a) The Transferor shall be permitted at its option (the "Optional Purchase") to purchase the 99% 2001-A Vehicle SUBI Certificate from the Issuer and to terminate the pledge of the 2001-A Lease SUBI Certificate on any Payment Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Securities Balance is less than or equal to 10% of the Initial Securities Balance. The purchase price for the 99% 2001-A Vehicle SUBI Certificate and the termination of the pledge of the 2001-A Lease SUBI Certificate shall equal the Securities Balance, together with the interest thereon accrued during the related Accrual Period (the "Optional Purchase Price"), which amount shall be deposited by the Transferor into the SUBI Collection Account on the Deposit Date related to such Payment Date. If the Transferor exercises the Optional Purchase, the Senior Notes shall be redeemed, the Trust Certificates shall be repaid and the Subordinated Notes shall be redeemed, in each case in whole but not in part on the related Payment Date, and thereupon the pledge of the 2001-A Lease SUBI shall be discharged and released and the 99% 2001-A Lease SUBI Certificate shall be returned to the Transferor.

         (b) Upon deposit of the Subordinated Note Redemption Price in the Reserve Fund and the Repayment Price in the Certificate Distribution Account, the Trust Certificates and the Subordinated Notes shall be due and payable on the related Payment Date, upon furnishing of a notice complying with Section 9.03(c) to each Trust Certificateholder and the Subordinated Noteholder. The Administrator or the Owner Trustee shall furnish each Rating Agency notice of such repayment or redemption.

         (c) Notice of repayment or redemption under Section 9.03(b) shall be given by the Owner Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed at least 30 days prior to the related Payment Date to each Trust Certificateholder or the Subordinated Noteholder, respectively as of such date, at such Trust Certificateholder's or the Transferor's address appearing in the Certificate Register.

         All notices of redemption or repayment shall state:

              (i) the related Payment Date for the repayment or redemption, as the case may be;

              (ii) the Repayment Price or Subordinated Note Redemption Price, as the case may be;

              (iii) the place where the Subordinated Notes to be redeemed or the Trust Certificates to be repaid, as the case may be, are to be surrendered for payment of the Subordinated Note Redemption Price or the Repayment Price, respectively (which shall be the office or agency of the Owner Trustee to be maintained as provided in Section 3.08); and

              (iv) that on the related Payment Date, the Repayment Price or the Subordinated Note Redemption Price, as the case maybe, will become due and payable upon each such Trust Certificate or Subordinated Note, as the case may be, and that interest thereon shall cease to accrue from and after the related Payment Date.

         Notice of redemption of the Subordinated Notes and of repayment of the Trust Certificates shall be given by the Owner Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption or repayment, as the case may be, or any defect therein, to the Subordinated Noteholder or any Trust Certificateholder shall not impair or affect the validity of the repayment of any Trust Certificate or redemption of the Subordinated Notes.

         (d) The Subordinated Notes to be redeemed shall, following notice of redemption as required by Section 9.03(c), on the related Payment Date become due and payable at the Subordinated Note Redemption Price and (unless the Issuer shall default in the payment of the Subordinated Note Redemption Price) no interest shall accrue on the Subordinated Note Redemption Price for any period from and including the related Payment Date. The Trust Certificates to be repaid shall, following notice of repayment as required by Section 9.03(c) on the related Payment Date, become due and payable at the Repayment Price and (unless the Issuer shall default in the payment of the Repayment Price) no interest shall accrue on the Repayment Price for any period from and including the related Payment Date.

                                  ARTICLE TEN

                          SUCCESSOR OWNER TRUSTEES AND
                            ADDITIONAL OWNER TRUSTEES

         Section 10.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall (i) be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; (ii) at all times be able and authorized to exercise corporate trust powers; (iii) have a long-term debt rating of "A" or higher or be otherwise acceptable to each Rating Agency; (iv) have combined capital and surplus of at least $50,000,000; and (v) be subject to supervision or examination by federal or state authorities. If the Owner Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of the Owner Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

         Section 10.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator, the Administrative Agent, each Rating Agency, the Transferor, the Indenture Trustee and the Trust Certificateholders. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, the Transferor or Trust Certificateholders holding not less than a majority of the Certificate Balance, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor or such Trust Certificateholders may remove the Owner Trustee. If the Owner Trustee shall be removed pursuant to the preceding sentence, the Transferor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Transferor shall provide written notice of such resignation or removal of the Owner Trustee to each Rating

Agency. Any appointment of a successor Owner Trustee is subject to satisfaction of the Rating Agency Condition.

         Section 10.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Transferor, the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Transferor shall mail notice of the successor of such Owner Trustee to all Trust Certificateholders, the Indenture Trustee and each Rating Agency. If the Transferor shall fail to mail such notice within ten days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Transferor.

         Section 10.04. Merger or Consolidation of Owner Trustee. Any Person (i) into which the Owner Trustee may be merged or converted or with which it may be consolidated, (ii) resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party or (iii) succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, provided, that such Person shall be eligible pursuant to Section 10.01 anything herein to the contrary notwithstanding. The Owner Trustee shall mail notice of such merger, conversion, or consolidation to each Rating Agency, the Indenture Trustee and the Trust Certificateholders.

         Section 10.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Transferor and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Issuer, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Transferor and the Owner Trustee may consider necessary or desirable. If the Transferor shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

         (c) the Transferor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator, the Administrative Agent and the Transferor.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                 ARTICLE ELEVEN

                                   TAX MATTERS

         Section 11.01. Tax and Accounting Characterization.

         (a) It is the intent of the parties hereto that the Issuer not constitute a separate entity for federal income tax or state income or franchise tax purposes. It is the intent of the Transferor, the Senior Noteholders and Trust Certificateholders that the Senior Notes and the Trust Certificates be treated as indebtedness of the Transferor secured by the 2001-A Vehicles and the payments on the 2001-A Leases for federal income tax and state income and franchise tax purposes. If, however, the Trust Certificates are characterized as equity in the Issuer and the Issuer is characterized as a separate entity for federal income tax purposes, it is the intention of the parties that it qualify as a partnership, with the assets of the partnership being the Owner Trust Estate and the partners of the partnership being the Trust Certificateholders (including the Transferor as owner of the Subordinated Notes and the Transferor Trust Certificate) and the Notes being debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Issuer shall not file or cause to be filed annual returns, reports or other forms and will treat the Issuer in a manner consistent with the characterization that the Issuer is not a separate entity for tax purposes.

         The Transferor and the Trust Certificateholders, by acceptance of a Trust Certificate, agree to take no action inconsistent with the tax treatment of the Trust Certificates as indebtedness.

         (b) It is the intent of the Transferor that the Subordinated Notes be treated as a direct ownership interest in the assets of the Issuer for purposes of federal income tax and state income and franchise tax purposes. If, however, the Issuer is characterized as a separate entity for federal income tax purposes, it is the intention of the parties that the Issuer qualify as a partnership for such purposes and the Transferor, as the holder of the Subordinated Notes, will be treated as a partner in such partnership. The Transferor, as Subordinated Noteholder, agrees to take no action inconsistent with tax treatment of the Subordinated Notes as a direct ownership interest in the assets of the Issuer for all tax purposes.

         (c) It is the intent of the Transferor to treat the Trust Certificates as equity interests in the Issuer for financial accounting purposes.

         Section 11.02. Signature on Returns; Tax Matters Partner.

         (a) In the event that the Issuer shall be required to file federal or other income tax returns as a partnership, such returns shall be signed by an authorized signatory for the Transferor, as holder of the Transferor Trust Certificate, or such other Person as shall be required by law to sign such returns of the Issuer.

         (b) By acceptance of its beneficial interest in a Trust Certificate, each Trust Certificateholder agrees that in the event that the Issuer is classified as a partnership for federal income tax purposes, the Transferor, as holder of the Transferor Trust Certificate and the Subordinated Notes, shall be the "tax matters partner" of the Issuer pursuant to the Code.

         Section 11.03. Tax Reporting. Unless otherwise required by appropriate tax authorities, the Issuer shall not file or cause to be filed annual or other income or franchise tax returns and shall not be required to obtain any taxpayer identification number.

                                 ARTICLE TWELVE

                                  MISCELLANEOUS

         Section 12.01. Amendments.

         (a) This Agreement may be amended by the Transferor and the Owner Trustee without the consent of any of the Securityholders to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, add any other provisions with respect to matters or questions arising under this Agreement that are not inconsistent with the provisions of this Agreement or add or amend any provision herein in connection with permitting transfers of the Subordinated Notes or the Trust Certificates; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, materially adversely affect the interests of any Holder of a 2001-A SUBI Certificate (which, so long as any Senior Notes are outstanding, shall include the Indenture Trustee) or any Securityholder.

         (b) This Agreement may also be amended from time to time by the Transferor and the Owner Trustee, with prior written notice to the Rating Agencies and subject to the satisfaction of the Rating Agency Condition, with the consent of the Senior Noteholders holding a majority of the Senior Note Outstanding Amount of the Senior Notes and, to the extent affected thereby, the consent of (i) the Subordinated Noteholder and (ii) Trust Certificateholders holding not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Senior Noteholders, the Trust Certificateholders or the Subordinated Noteholder. No such amendment shall, however, (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made on the Notes or the Trust Certificates or (ii) reduce the percentage of the Certificate Balance, the Subordinated Note Outstanding Amount or the Senior Note Outstanding Amount required to consent to any such amendment, without the consent of the holders of 100% of all outstanding Trust Certificates (other than the Transferor Trust Certificate), and provided, further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment shall not (A) affect the treatment of the Senior Notes as debt for federal income tax purposes, (B) be deemed to cause a taxable exchange of the Senior Notes for federal income tax purposes or (C) cause the Issuer or the 2001-A SUBI Certificates to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes. This Agreement may also be amended or supplemented from time to time, at the request of Trust Certificateholders holding not less than 75% of the Certificate Balance, to approve any trust purpose with respect to the Issuer in addition to the purpose authorized pursuant to Section 2.03(b), upon not less that 90 days notice to each Rating Agency and each Noteholder and subject to each of (i) the prior written confirmation by each Rating Agency that such action will not result in a Rating Event, and (ii) the consent of Senior Noteholders holding at least 75% of the Senior Note Outstanding Amount, or, if the Senior Notes have been paid in full and are no longer outstanding, by the Subordinated Noteholder, and provided, further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment or supplement shall not affect the treatment of any outstanding Senior Notes or Subordinated Notes for federal income tax purposes, or cause the Issuer or the

2001-A SUBI Certificates to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

         It shall not be necessary for the consent of Trust Certificateholders, the Senior Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Trust Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Trust Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         (c) Notwithstanding Section 12.01(b), this Agreement may be amended at any time by the parties hereto to the extent reasonably necessary to assure that none of the Origination Trust, the Issuer or the Transferor will be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

         (d) Prior to the execution of any amendment to this Agreement or any other Basic Document, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the other Basic Documents and that all conditions precedent herein and in the other Basic Documents to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         (e) The Owner Trustee shall give the Trust Certificateholders 30 days' written notice of any proposed amendment or supplement hereto, unless the Owner Trustee is furnished an Opinion of Counsel to the effect that such amendment or supplement does not materially adversely affect the Trust Certificateholders or if Senior Noteholder consent is required and this Agreement provides that the Owner Trustee shall not enter into such amendment unless a majority of the Certificate Balance of Trust Certificateholders consent in writing.

         Section 12.02. No Legal Title to Owner Trust Estate. Neither the Trust Certificateholders nor the Subordinated Noteholder shall have legal title to any part of the Owner Trust Estate. The Trust Certificateholders and the Subordinated Noteholder shall be entitled to receive distributions with respect to their Trust Certificates or Subordinated Notes, as the case may be, only in accordance with Articles Five and Nine. No transfer, by operation of law or otherwise, of any right, title or interest of (i) the Trust Certificateholders to and in their ownership interest in the Owner Trust Estate or (ii) the Subordinated Noteholder to and in the Subordinated Notes shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         Section 12.03. Limitations on Rights of Others. Except for Section 2.07, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Transferor, the Trust Certificateholders, the Administrator, the Administrative Agent, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 12.04. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by telecopier, and addressed in each case as follows: (i) if to the Owner Trustee, at 1201 Market Street, Wilmington, Delaware 19801 (telecopier no. (302) 984-4903); (ii) if to the Transferor, at 3600 N.W. 82nd Avenue, Miami, Florida, 33166 (telecopier no. (305) 500-3641),
Attention: Treasurer and Legal; (iii) if to Moody's, to 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Group (telecopier no. (212) 553-4600 or (212) 553-0344); (iv) if to Fitch, to Fitch Inc., 55 East Monroe Street, Suite 3800, Chicago Illinois 60603 (telecopier no. (312) 263-2852),
Attention: Asset Backed Monitoring Group (Equipment Leases); or (v) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

         Any notice required or permitted to be given to a Trust Certificateholder or the Subordinated Noteholder shall be given by first-class mail, confirmed, facsimile or overnight courier, postage prepaid, at the address of such Trust Certificateholder or the Subordinated Noteholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Trust Certificateholder or the Subordinated Noteholder receives such notice.

         Section 12.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 12.06. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 12.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Transferor, the Owner Trustee, each Trust Certificateholder and the Subordinated Noteholder and their respective successors and permitted assigns, all to the extent as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Subordinated Noteholder or a Trust Certificateholder shall bind the successors and assigns of the Transferor or such Trust Certificateholder.

         Section 12.08. No Petition. The Owner Trustee, any Paying Agent, the Transferor, each Trust Certificateholder by accepting a Trust Certificate and the Subordinated Noteholder by accepting the Subordinated Notes, covenant that they will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding, or other Proceeding under federal or state bankruptcy or similar laws, against the Transferor or the Issuer, for a period of one year and a day after:

         (a) payment in full of all amounts due to each Holder in respect of the UTI, the SUBI or any Other SUBI, against any UTI Beneficiary (or any general partner of a UTI Beneficiary which is a partnership, the Origination Trust and the Origination Trustee, without the consent of 100% of the Holders of the 2001-A Vehicle SUBI, the 2001-A Lease SUBI and each Other SUBI (excluding the UTI Beneficiaries, the Transferor or any of their respective Affiliates); and

         (b)      payment in full of the Offered Securities;

provided, however, that 100% of the Senior Noteholders, or, if no Senior Notes are then outstanding, the Subordinated Noteholder, or if no Subordinated Notes are then outstanding, 100% of the Trust Certificateholders (in each case excluding the Transferor and any of its Affiliates) may at any time institute or join in instituting any bankruptcy, reorganization, insolvency or liquidation proceeding against the Transferor or the Issuer.

         Section 12.09. No Recourse. Each Trust Certificate and each Subordinated Note entitles the holder thereof to the respective rights and benefits set forth in this Agreement and in the Trust Certificates or the Subordinated Notes, as applicable. The Trust Certificates and the Subordinated Notes do not represent interests in or obligations of the Administrative Agent, the Transferor, the Owner Trustee, any Paying Agent, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates, the Subordinated Notes or the other Basic Documents.

         Section 12.10. Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 12.11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 12.12. Trust Certificates Nonassessable and Fully Paid. Subject to Section 2.07, Trust Certificateholders shall not be personally liable for obligations of the Issuer. The interests represented by the Trust Certificates shall be nonassessable for any losses or expenses of the Issuer or for any reason whatsoever, and, upon authentication thereof pursuant to Section 3.03, 3.04 and 3.05, the Trust Certificates shall be deemed fully paid.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                             RYDER FUNDING II LP,
                                                 as Transferor

                                             By: RYDER TRUCK RENTAL IV LLC,
                                                   as General Partner

                                             By: RTR LEASING II, INC.,
                                                   as Manager


                                             By:
                                                 --------------------------
                                                 Name:
                                                 Title:


                                             CHASE MANHATTAN BANK USA,
                                                 NATIONAL ASSOCIATION,
                                                 as Owner Trustee


                                             By:
                                                 --------------------------
                                                 Name:
                                                 Title:

                                                                       EXHIBIT A

                            FORM OF TRUST CERTIFICATE

                                TRUST CERTIFICATE

                       SEE REVERSE FOR CERTAIN DEFINITIONS

[TO BE INSERTED ON TRUST CERTIFICATES OTHER THAN THE TRANSFEROR TRUST
CERTIFICATE:

         THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, IN EACH CASE WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A SUBJECT TO THE RECEIPT BY THE OWNER TRUSTEE AND THE TRANSFEROR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE TRUST AGREEMENT AND THE RECEIPT BY THE OWNER TRUSTEE AND THE TRANSFEROR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE OWNER TRUSTEE AND THE TRANSFEROR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS TRUST CERTIFICATE MAY NOT BE PURCHASED OR HELD WITH PLAN ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO THE REQUIREMENTS OF TITLE I OF ERISA OR ANY "PLAN" AS DEFINED IN SECTION 4975(e)(1) THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF THE PLANS INVESTMENT IN THE ENTITY OR OTHERWISE (EACH A "BENEFIT PLAN"). BY ACCEPTANCE OF THIS TRUST CERTIFICATE OR AN INTEREST THEREIN, THE HOLDER HEREOF SHALL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION AND HOLDING IS IN COMPLIANCE WITH THE FOREGOING RESTRICTION ON BENEFIT PLAN ASSETS.

         THIS TRUST CERTIFICATE IS NOT TRANSFERABLE UNLESS THE PARTY TRANSFERRING THIS TRUST CERTIFICATE (EXCEPTING TRANSFERS BY THE

INITIAL PURCHASER) DELIVERS TO THE OWNER TRUSTEE, THE TRANSFEROR, AND RTRT, INC., AS TRUSTEE OF RYDER TRUCK RENTAL LT (THE "ORIGINATION TRUST"), AN OPINION OF COUNSEL STATING THE CIRCUMSTANCES AND CONDITIONS UPON WHICH THIS TRUST CERTIFICATE MAY BE TRANSFERRED AND THAT SUCH TRANSFER AS DESCRIBED THEREIN WILL NOT CAUSE EITHER THE ISSUER OR THE ORIGINATION TRUST TO BE CLASSIFIED AS AN ASSOCIATION (OR A PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES. BASED UPON SUCH OPINION (IF REQUIRED), THE OWNER TRUSTEE WILL NOTIFY THE HOLDER OF THIS TRUST CERTIFICATE THAT THIS TRUST CERTIFICATE MAY BE TRANSFERRED IN ACCORDANCE WITH THE CONDITIONS SET FORTH IN SUCH OPINION OF COUNSEL, AND THE HOLDER OF THIS TRUST CERTIFICATE MAY EXCHANGE THIS TRUST CERTIFICATE FOR A NEW TRUST CERTIFICATE OF LIKE DENOMINATION AND TENOR, WHICH NEW TRUST CERTIFICATE MAY BE TRANSFERRED IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH THEREON.]

[TO BE INSERTED ON THE TRANSFEROR TRUST CERTIFICATE:

THIS TRUST CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN THE EVENT OF THE DISSOLUTION, TERMINATION OR BANKRUPTCY OF RYDER FUNDING II LP WHEN IT IS HOLDER HEREOF, AND ANY TRANSFER IN VIOLATION OF THIS PROVISION SHALL BE NULL AND VOID.]

         THE PRINCIPAL OF THIS TRUST CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS TRUST CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        RYDER VEHICLE LEASE TRUST 2001-A

                         ____% ASSET BACKED CERTIFICATE

evidencing a beneficial interest in the Issuer, as defined below, the property of which includes, among other things, the 99% 2001-A Vehicle SUBI Certificate (transferred pursuant to the Issuer SUBI Certificate Transfer Agreement), evidencing a 99% beneficial interest in the 2001-A Vehicle SUBI Assets; the property of the Issuer has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Senior Notes issued thereunder.

         This Trust Certificate does not represent an interest in or obligation of the Transferor, Ryder Truck Rental, Inc., the Owner Trustee or any of their respective Affiliates, except to the extent described below.


NUMBER                                                               $__________
R-_________                                                      CUSIP NO.______


         This certifies that ____________________ is the registered owner of a ____________________ dollar nonassessable, fully-paid, beneficial ownership interest in the

Ryder Vehicle Lease Trust 2001-A (the "Issuer") formed by Ryder Funding II LP, a Delaware limited partnership (the "Transferor").

         The Issuer was created pursuant to a trust agreement, as amended and restated as of February 1, 2001 (the "Trust Agreement"), between the Transferor and Chase Manhattan Bank USA, National Association, as trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Capitalized terms used herein that are not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

         This Trust Certificate is one of the duly authorized Trust Certificates designated as "____% Asset Backed Certificates" (the "Trust Certificates"). Also issued under the Trust Agreement are the ____% Asset Backed Subordinated Notes (the "Subordinated Notes"). Also issued under an indenture, dated as of February 1, 2001 (the "Indenture"), between the Issuer and U.S. Bank National Association, as trustee (the "Indenture Trustee"), are the ____% Asset Backed Notes, Class A-1 (the "Class A-1 Notes"), ____% Asset Backed Notes, Class A-2 (the "Class A-2 Notes"), ___% Asset Backed Notes, Class A-3 (the "Class A-3 Notes"), ___% Asset Backed Notes, Class A-4 (the "Class A-4 Notes"), and ___% Asset Backed Notes, Class A-5 (the "Class A-5 Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, and Class A-4 Notes, the "Senior Notes"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such Trust Certificateholder is bound. The property of the Issuer primarily includes, among other things, (i) the 99% 2001-A Vehicle SUBI Certificate (transferred pursuant to the Issuer SUBI Certificate Transfer Agreement), evidencing a 99% beneficial interest in the 2001-A Vehicle SUBI Assets, (ii) the rights of the Issuer under the Program Operating Lease, (iii) the security interest of the Issuer in the 2001-A Lease SUBI, the Subordinated Notes and the Reserve Fund Property and (iv) all proceeds of the foregoing. The rights of the Issuer in the foregoing property have been pledged by the Issuer to the Indenture Trustee to secure the payment of the Senior Notes.

         The Trust Certificates represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Transferor, the UTI Beneficiaries or any of their respective Affiliates.

         Under the Trust Agreement, there will be distributed on February 15, May 15, August 15 and November 15 of each year or, as necessary, May 15, 20__ (or, if any such day is not a Business Day, the immediately succeeding Business
Day), commencing May 15, 2001 (each, a "Payment Date"), and ending no later than May 15, 20__, to the Person in whose name this Trust Certificate is registered at the close of business on the Business Day preceding each Payment Date (each, a "Record Date") such Trust Certificateholder's percentage interest in the amount to be distributed with respect to the Trust Certificates on such Payment Date and any remaining amounts shall be distributed to the Transferor as holder of the Transferor Trust Certificate pursuant to the terms of the Basic Documents.

         The holder of this Trust Certificate acknowledges and agrees that its rights to receive payments in respect of this Trust Certificate are subordinated to the rights of the Senior

Noteholders as described in the Indenture and the Subordinated Noteholder as described in the Trust Agreement, as applicable.

         It is the intent of the Transferor and Trust Certificateholders that the Trust Certificates be treated as indebtedness of the Transferor for purposes of federal income tax or State income and franchise taxes. If, however, the Issuer is characterized as a separate entity for federal income tax purposes, it is the intention of the parties to the Trust Agreement that it qualify as a partnership for such purposes and the Trust Certificateholders will be treated as partners in that partnership. The Transferor and the other Trust Certificateholders, by acceptance of a Trust Certificate, agree to take no action inconsistent with such tax treatment of the Trust Certificates.

         Each Trust Certificateholder by accepting a Trust Certificate, covenants and agrees that they will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding, or other Proceeding under federal or State bankruptcy or similar laws, against the Transferor or the Trust, for a period of one year and a day after:

         (a) payment in full of all amounts due to each Holder in respect of the UTI, the SUBI or any Other SUBI, against any UTI Beneficiary (or any general partner of a UTI Beneficiary which is a partnership, the Origination Trust and the Origination Trustee, without the consent of 100% of the Holders of the 2001-A Vehicle SUBI, the 2001-A Lease SUBI and each Other SUBI (excluding the UTI Beneficiaries, the Transferor or any of their respective Affiliates); and

         (b) payment in full of the Offered Securities, against the Transferor or the Issuer; provided, however, that 100% of the Senior Noteholders, or, if no Senior Notes are then outstanding, the Subordinated Noteholder, or if no Subordinated Notes are outstanding, 100% of the Trust Certificateholders (in each case excluding the Transferor and any of its Affiliates) may at any time institute or join in instituting any bankruptcy, reorganization, insolvency or liquidation proceeding against the Transferor or the Issuer.

         Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Owner Trustee by check mailed to the Trust Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final payment on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such payment and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for the purpose by the Owner Trustee in The City of New York.

         Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

         THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO

ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Trust Certificate to be duly executed.

Dated:                                         RYDER VEHICLE LEASE TRUST 2001-A
      --------------------
                                               By: CHASE MANHATTAN BANK USA,
                                                   NATIONAL ASSOCIATION,
                                                   as Owner Trustee



                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

CHASE MANHATTAN BANK USA,          or          CHASE MANHATTAN BANK USA,
  NATIONAL ASSOCIATION, as                       NATIONAL ASSOCIATION, as Owner
  Owner Trustee                                  Trustee

                                               By:  THE CHASE MANHATTAN BANK,
                                                      Authenticating Agent
By:
   -----------------------

                                               By:
                                                  -----------------------------

                         [Reverse of Trust Certificate]

         The Trust Certificates do not represent an obligation of or an interest in the Transferor, the Administrative Agent, the Owner Trustee or any of their respective Affiliates, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the other Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries and certain other amounts respecting the assets of the Issuer, all as more specifically set forth in the Indenture. The Transferor will furnish, upon the request of any holder of a Trust Certificate, such information as is specified in paragraph
(d)(4) of Rule 144A of the Securities Act of 1933, as amended, with respect to the Issuer.

         The Trust Agreement may be amended by the Transferor and the Owner Trustee without the consent of any of the Securityholders to cure any ambiguity, correct or supplement any provision therein that may be inconsistent with any other provision therein, add any other provisions with respect to matters or questions arising under the Trust Agreement that are not inconsistent with the provisions of the Trust Agreement or add or amend any provision therein in connection with permitting transfers of the Subordinated Notes or the Trust Certificates; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, materially adversely affect the interests of any Holder of a 2001-A SUBI Certificate (which, so long as any Senior Notes are outstanding, shall include the Indenture Trustee) or any Securityholder.

         The Trust Agreement may also be amended from time to time by the Transferor and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of the Senior Noteholders holding a majority of the Senior Note Outstanding Amount and, to the extent affected thereby, the consent of (i) the Subordinated Noteholder and (ii) Trust Certificateholders holding not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or of modifying in any manner the rights of the Senior Noteholders, the Trust Certificateholders or the Subordinated Noteholder. No such amendment shall, however, (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made on the Notes or the Trust Certificates or (ii) reduce the percentage of the Certificate Balance, the Subordinated Note Outstanding Amount or the Senior Note Outstanding Amount required to consent to any such amendment, without the consent of the holders of 100% of all outstanding Trust Certificates (other than the Transferor Trust Certificate), and provided, further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment shall not (A) affect the treatment of the Senior Notes as debt for federal income tax purposes, (B) be deemed to cause a taxable exchange of the Senior Notes for federal income tax purposes or (C) cause the Issuer or the 2001-A SUBI Certificates to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

         Notwithstanding the foregoing, the Trust Agreement may be amended at any time by the parties hereto to the extent reasonably necessary to assure that none of the Origination Trust, the Issuer or the Transferor will be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

         As provided in the Trust Agreement, and if the Transferor delivers an Opinion of Counsel that the Trust Certificates are transferable in accordance with the terms set forth therein, which opinion the Transferor has determined can be given under the Internal Revenue Code and existing and proposed regulations thereunder, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Trust Certificateholder hereof or such Trust Certificateholder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates of the same class and in authorized denominations evidencing the same aggregate interest in the Issuer will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is The Chase Manhattan Bank.

         The Trust Certificates are issuable only as registered Trust Certificates without coupons in minimum denominations of $250,000 or integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the trust created thereby shall terminate upon the payment to Trust Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Indenture and the disposition of all property held as part of the Owner Trust Estate.

         Any prospective transferee of a Trust Certificate will be required to deliver a letter to the Transferor, the Certificate Registrar and the Initial Purchaser substantially in the form of Exhibit D to the Trust Agreement, which letter includes a representation that such prospective transferee is not a Benefit Plan Investor. The Trust Certificates may not be transferred, sold, pledged or otherwise disposed to or for the account of a Benefit Plan Investor.

         The Trust Certificates may not be acquired by a Benefit Plan. By accepting and holding this Trust Certificate, the holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan and is not acquiring this Trust Certificate or an interest therein for the account of a Benefit Plan.

                                   ASSIGNMENT

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
      PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Please print or type name and address, including postal zip code, of assignee)

the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ______________________________ attorney to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
      --------------------



                                  *
-----------------------------------

Signature Guaranteed:



                                  *
-----------------------------------

* NOTICE: The signatures(s) on this Assignment must correspond with the name(s) as written on the face of the within Trust Certificate in every particular without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT B

                            FORM OF SUBORDINATED NOTE

                  THIS SUBORDINATED NOTE MAY NOT BE TRANSFERRED

                        RYDER VEHICLE LEASE TRUST 2001-A

                      ____% ASSET BACKED SUBORDINATED NOTE

         Ryder Vehicle Lease Trust 2001-A (the "Issuer"), a trust created pursuant to a trust agreement, as amended and restated as of February 1, 2001 (the "Trust Agreement") between Ryder Funding II LP, as transferor (the "Transferor"), and Chase Manhattan Bank USA, National Association, as trustee (the "Owner Trustee"), for value received, hereby promises to pay to the Transferor, upon presentation and surrender of this Subordinated Note the principal sum of $_____________ Dollars on May 15, 20__, or earlier, all in accordance with the Trust Agreement. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement.

         The Issuer will pay interest on this Subordinated Note at the rate per annum shown above on each Payment Date until the principal of this Subordinated
Note is paid or made available for payment, on the principal amount of this Subordinated Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on such preceding Payment Date) in accordance with the Trust Agreement. To the extent that interest on this Subordinated Note is accrued but not paid in full on any Payment Date, such overdue interest will be due on the next Payment Date together with interest on such amount (to the extent lawful) at the Subordinated Note Rate.

         The holder of this Subordinated Note acknowledges and agrees that its rights to receive payments in respect of this Subordinated Note are subordinated to the rights of the Senior Noteholders to the extent described in the Indenture and the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Owner Trustee whose name appears below by manual signature, this Subordinated Note shall not be entitled to any benefit under the Trust Agreement or be valid or obligatory for any purpose.

         THIS SUBORDINATE NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

Dated:                                     RYDER VEHICLE LEASE TRUST 2001-A
     ----------------------                By:   CHASE MANHATTAN BANK USA,
                                                 NATIONAL ASSOCIATION, as
                                                 Owner Trustee


                                           By:
                                                 -------------------------------
                                                  Name:
                                                  Title:


                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

CHASE MANHATTAN BANK USA,     or           CHASE MANHATTAN BANK USA,
   NATIONAL ASSOCIATION, as                  NATIONAL ASSOCIATION, as Owner
     Owner Trustee                           Trustee


                                           By:   THE CHASE MANHATTAN BANK,
                                                 Authenticating Agent

By:
   ------------------------


                                           By:
                                                 -------------------------------

                                                                       EXHIBIT C

                          FORM OF RULE 144A CERTIFICATE

                                                          Dated: _______________

Ryder Funding II LP
c/o Ryder Truck Rental IV LLC
  its General Partner
3600 N.W. 82nd Avenue
Miami, Florida  33166

Chase Manhattan Bank USA,
  National Association,
  as Owner Trustee
1201 Market Street
Wilmington, Delaware  19801

The Chase Manhattan Bank,
  as Certificate Registrar
450 West 33rd Street
New York, New York 1001-2697

Ladies and Gentlemen:

         This is to notify you as to the transfer of $____________ initial principal balance of ____% Asset Backed Certificates (the "Trust Certificates") of Ryder Vehicle Lease Trust 2001-A (the "Issuer").

         The undersigned is the holder of the Trust Certificates and with this notice hereby deposits with the Owner Trustee $____________ initial principal balance of Trust Certificates and requests that Trust Certificates in the same initial principal balance be issued, executed and authenticated and registered to the purchaser on ____________, 200__, as specified in the Trust Agreement, as follows:

                  Name:                          Denominations:

                  Address:

                  Taxpayer I.D. No:

         The undersigned represents and warrants that the undersigned (a) reasonably believes the purchaser is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act"),
(b) such purchaser has acquired the Trust Certificates in a transaction effected in accordance with the exemption from the registration requirements of the Act provided by Rule 144A and (c) if the purchaser has purchased the Trust Certificates for one or more accounts for which it is acting as fiduciary or agent, (i) each such account is a qualified institutional buyer and (ii) the purchaser is acquiring Trust Certificates for its own account or for one or more institutional accounts for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than $250,000 for each such account.


                                    Very truly yours,


                                    --------------------------------------------


                                    By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT D

                            FORM OF INVESTMENT LETTER

                          QUALIFIED INSTITUTIONAL BUYER

                                                         _________________, ____

U.S. Bank National Association,
  as Indenture Trustee
One Illinois Center
111 East Wacker Drive
Chicago, Illinois  60601

Chase Manhattan Bank USA,
  National Association,
  as Owner Trustee
1201 Market Street
Wilmington, Delaware  19801

Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
  as Initial Purchaser
World Financial Center
North Tower
New York, New York  10281

Ryder Funding II LP
c/o Ryder Truck Rental IV LLC
  its General Partner
3600 N.W. 82nd Avenue
Miami, Florida  33166

Ladies and Gentlemen:

         In connection with our proposed purchase of $__________________ aggregate principal amount of Certificates (the "Certificates") representing an undivided interest in the Ryder Vehicle Lease Trust 2001-A (the "Trust"), the investor on whose behalf the undersigned is executing this letter (the "Purchaser") confirms that:

         1. Reference is made to the Offering Circular, dated February __, 2001 (the "Offering Circular"), relating to the Certificates. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Offering Circular. The Purchaser has received a copy of the Offering Circular and such other information as the Purchaser deems necessary in order to make its investment decision and the Purchaser has been provided the opportunity to ask questions of, and receive answers from, the Administrative Agent and Ryder Funding II LP, as the Transferor, concerning the Administrative Agent, the UTI Beneficiaries and the Transferor and the terms and conditions of the offering described in the Offering

Circular. The Purchaser has received and understands the above, and understands that substantial risks are involved in an investment in the Certificates. The Purchaser represents that in making its investment decision to acquire the Certificates, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Administrative Agent, the Transferor or the Owner Trustee or any of your or their affiliates, except as expressly contained in the Offering Circular and in the other written information, if any, discussed above. The Purchaser acknowledges that it has read and agreed to the matters stated on pages (i) to (v) of such Offering Circular and the information under the heading "Notice to Investors," including the restrictions on duplication and circulation of such Offering Circular. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Certificates.

         2. The Purchaser is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")) and has delivered to you a certificate substantially in the form attached hereto as Annex I or Annex 2, as applicable and (B) acquiring the Certificates for its own account or for the account of an investor of the type described in clause (A) above as to each of which the Purchaser exercises sole investment discretion. The Purchaser is purchasing the Certificates for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state.

         3. The Purchaser understands that the Certificates have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that (i) if it decides to resell, pledge or otherwise transfer any Certificate, such Certificate may be resold, pledged or transferred without registration only to an entity that has delivered to the Transferor and the Owner Trustee a certification that it is a Qualified Institutional Buyer that purchases (1) for its own account or (2) for the account of such a Qualified Institutional Buyer, that is, in either case, aware that the resale, pledge or transfer is being made in reliance on said Rule 144A and (ii) it will, and each subsequent holder will be required to, notify any purchaser of any Certificate from it of the resale restrictions referred to in clause (i) above.

         4. The Purchaser understands that each Certificate will bear a legend to the following effect, unless otherwise agreed by the Transferor and the Owner
Trustee:

                  "THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE

                  SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, IN EACH CASE WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A SUBJECT TO THE RECEIPT BY THE OWNER TRUSTEE AND THE TRANSFEROR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE TRUST AGREEMENT AND THE RECEIPT BY THE OWNER TRUSTEE AND THE TRANSFEROR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE OWNER TRUSTEE AND THE TRANSFEROR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS TRUST CERTIFICATE MAY NOT BE PURCHASED OR HELD WITH PLAN ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO THE REQUIREMENTS OF TITLE I OF ERISA OR ANY "PLAN" AS DEFINED IN SECTION 4975(e)(1) THAT IS SUBJECT TO
                  SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF THE PLANS INVESTMENT IN THE ENTITY OR OTHERWISE (EACH A "BENEFIT PLAN"). BY ACCEPTANCE OF THIS TRUST CERTIFICATE OR AN INTEREST THEREIN, THE HOLDER HEREOF SHALL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION AND HOLDING IS IN COMPLIANCE WITH THE FOREGOING RESTRICTION ON BENEFIT PLAN ASSETS.

                  THIS TRUST CERTIFICATE IS NOT TRANSFERABLE UNLESS THE PARTY TRANSFERRING THIS TRUST CERTIFICATE (EXCEPTING TRANSFERS BY THE INITIAL PURCHASER) DELIVERS TO THE OWNER TRUSTEE, THE TRANSFEROR, AND RTRT, INC., AS TRUSTEE OF RYDER TRUCK RENTAL LT (THE "ORIGINATION TRUST"), AN OPINION OF COUNSEL STATING THE CIRCUMSTANCES

                  AND CONDITIONS UPON WHICH THIS TRUST CERTIFICATE MAY BE TRANSFERRED AND THAT SUCH TRANSFER AS DESCRIBED THEREIN WILL NOT CAUSE EITHER THE ISSUER OR THE ORIGINATION TRUST TO BE CLASSIFIED AS AN ASSOCIATION (OR A PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES. BASED UPON SUCH OPINION (IF REQUIRED), THE OWNER TRUSTEE WILL NOTIFY THE HOLDER OF THIS TRUST CERTIFICATE THAT THIS TRUST CERTIFICATE MAY BE TRANSFERRED IN ACCORDANCE WITH THE CONDITIONS SET FORTH IN SUCH OPINION OF COUNSEL, AND THE HOLDER OF THIS TRUST CERTIFICATE MAY EXCHANGE THIS TRUST CERTIFICATE FOR A NEW TRUST CERTIFICATE OF LIKE DENOMINATION AND TENOR, WHICH NEW TRUST CERTIFICATE MAY BE TRANSFERRED IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH THEREON."

         5. If the Purchaser is acquiring any Certificate as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and that it has full power to make the acknowledgements, representations and agreements contained herein on behalf of such account.

         6. The purchaser is not (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(b) a "plan," as defined in Section 4975(e)(1) of the Code, that is subject to
Section 4975 of the Code or otherwise, or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in such entity (each, a "Benefit Plan").

         7. The Purchaser has neither acquired nor will it transfer any Certificate it purchases (or any interest therein) or cause any such Certificates (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

         8. The Purchaser either (A) is not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Transferor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to such transferee's ownership of Certificates.

         9. The Purchaser understands that no subsequent transfer of the Certificates is permitted unless (A) such transfer is of a Certificate with a denomination of at least $250,000, (B) it causes its proposed transferee to provide to the Transferor, the Certificate Registrar and the Initial Purchaser a letter substantially in the form of Exhibit D to the Trust Agreement, as applicable, or such other written statement as the Transferor shall prescribe and (C) the Transferor consents in writing to the proposed transfer, which consent shall be granted unless the Transferor determines that such transfer would create a risk that the Issuer or the Origination Trust would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation; provided, however, that any attempted transfer that would either cause (1) the number of registered holders of Certificates and Subordinated Notes to exceed 100 or (2) the number of holders of direct or indirect interests in the Origination Trust to exceed 50, shall be a void transfer.

         10. The Purchaser understands that the opinion of counsel to the Issuer that the Issuer is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs 7, 8 and 9 above.

         11. The Purchaser is a Person who is either (A)(1) a citizen or resident of the United States, (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof or (3) a Person not described in (A)(1) or (2) whose ownership of the Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and its ownership of any interest in a Certificate will not result in any withholding obligation with respect to any payments with respect to the Certificates by any Person (other than withholding, if any, under Section 1446 of the Code) or (B) an estate the income of which is includible in gross income for federal income tax purposes regardless of source or a trust if the court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the Issuer. It agrees that it will provide a certification of non-foreign status signed under penalty of perjury and, alternatively, that if it is a Person described in clause (A)(3) above, it will furnish to the Transferor and the Owner Trustee a properly executed IRS Form 4224 and a new IRS Form 4224 upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or Opinions of Counsel as may be requested by the Transferor and the Owner Trustee).

         12. The Purchaser agrees that if at some time in the future it wishes to transfer or exchange any of the Certificates, it will not transfer or exchange any of the Certificates unless such transfer or exchange is in accordance with Section 3.04 of the Trust Agreement. The Purchaser understands that any purported transfer of the Certificates (or any interest therein) in contravention of any of the restrictions and conditions in the Trust Agreement, as applicable, shall be a void, and the purported transferee in such transfer shall not be recognized by the Issuer or any other Person as a Certificateholder, as the case may, be for any purpose.

         13. The Purchaser hereby irrevocably requests you to arrange for definitive Certificates representing the Certificates purchased by the Purchaser to be registered and delivered promptly after the Closing Date as follows:

              Principal Amount        Registered in      Deliver Definitive
         of Definitive Certificate:      Name of:         Certificate to:
         --------------------------   -------------      ------------------
         __________________________  _______________     ____________________

         __________________________  _______________     ____________________

         __________________________  _______________     ____________________

         You and the Owner Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                    Very truly yours,



                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                            ANNEX 1 TO EXHIBIT D

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

         The undersigned (the "Purchaser") hereby certifies as follows to the addressees of the Rule 144A Representation Letter to which this certification is attached with respect to the Certificate described therein:

         (i) As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Purchaser.

         (ii) In connection with purchases by the Purchaser, the Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Purchaser owned and/or invested on a discretionary basis $__________(1) in securities (except for the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Purchaser satisfies the criteria in the category marked below.

                           ___ Corporation, etc. The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                           ___ Bank. The Purchaser (a) is a national bank or banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                           ___ Savings and Loan. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net

---------------------

(1) Purchaser must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Purchaser is a dealer, and, in that case, Purchaser must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                    worth of at least $25,000,000 as
                                    demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                           ___ Broker-dealer. The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                           ___ Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, territory or the District of Columbia.

                           ___ State or Local Plan. The Purchaser is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

                           ___ ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                           ___ Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisors Act of 1940.

                           ___ Small Business Investment Company. The Purchaser is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                           ___ Business Development Company. The Purchaser is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

                           ___ Trust Fund. The Purchaser is a trust fund whose trustee is a bank or trust company and whose participants are exclusively state or local Plans or ERISA Plans as defined above, and no participant of the Purchaser is an individual retirement account or an H.R. 10 (Keogh) plan.

         (iii) The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser,
                  (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer,
                  (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and
                  (vii) currency, interest rate and commodity swaps.

         (iv) For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser and did not include any of the securities referred to in the preceding paragraph, except (i) where the Purchaser reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at their market value. Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser's direction. However, such securities were not included if the Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Exchange Act.

         (v) The Purchaser acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.

         (vi) Until the date of purchase of the Certificates, the Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Purchaser's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Purchaser is a bank or savings and loan is provided above, the Purchaser agrees that it will furnish to such parties updated annual financial statements promptly after they become available.




--------------------------------------------
Name of Purchaser



By:
       -------------------------------------
       Name:
       Title:

Dated:
        ------------------------------------

                                                            ANNEX 2 TO EXHIBIT D

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

         The undersigned (the "Purchaser") hereby certifies as follows to the addressees of the Rule 144A Representation Letter to which this certification is attached with respect to the Certificate described therein:

         (i) As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Purchaser or, if the Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Purchaser is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         (ii) In connection with purchases by the Purchaser, the Purchaser is a "qualified institutional buyer" as defined in Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Purchaser alone, or the Purchaser's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year. For purposes of determining the amount of securities owned by the Purchaser or the Purchaser's Family of Investment Companies, the cost of such securities was used, except (i) where the Purchaser or the Purchaser's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                           ___      The Purchaser owned $__________ in
                                    securities (other than the excluded
                                    securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                           ___ The Purchaser is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         (iii) The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         (iv) The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser's Family of Investment Companies,
                  (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
                  (vi) currency, interest rate and commodity swaps.

         (v) The Purchaser is familiar with Rule 144A and understands that the parties listed in the Rule 144A Representation Letter to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A. In addition, the Purchaser will only purchase for the Purchaser's own account.

         (vi) Until the date of purchase of the Transferor Certificate, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Purchaser's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



--------------------------------------------
Name of Purchaser or Advisor



By:
       -------------------------------------
       Name:
       Title:


IF AN ADVISOR:



--------------------------------------------
Name of Purchaser


Dated:
        ------------------------------------